SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

     Pre-Effective Amendment No.                                     / /


     Post-Effective Amendment No.   14                              /X/


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT     / /
OF 1940


     Amendment No.   16                                             /X/


                        (Check appropriate box or boxes.)

The Unified Funds - File Nos. 33-89078 and 811-8968
---------------------------------------------------
  (Exact Name of Registrant as Specified in Charter

431 North Pennsylvania Street, Indianapolis, Indiana         46204
------------------------------------------------------------------
  (Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:   (800) 862-7283
                                                      --------------

Timothy L. Ashburn, Unified Investment Advisers, Inc., 431 North
Pennsylvania Street,  Indianapolis, Indiana  46204
--------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
         Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                 3500 Carew Tower, Cincinnati, Ohio 45202

Approximate date of proposed public offering:  February 13, 1999

It is proposed that this filing will become effective:


/X/   immediately   upon   filing   pursuant   to   paragraph   (b)
/ /   on ______________pursuant  to paragraph  (b)
/ / 60 days after  filing  pursuant to paragraph  (a)(1)
/ / on (date)  pursuant to paragraph  (a)(1)
/ / 75 days after filing pursuant to paragraph  (a)(2)
/ / on (date) pursuant to paragraph  (a)(2) of Rule 485.


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                THE UNIFIED FUNDS





                                   PROSPECTUS
                                February 1, 2000


                           The Starwood Strategic Fund
                            The Asset Allocation Fund
                          The Taxable Money Market Fund
                          The Select Money Market Fund
                            The Select Internet Fund
                            The Select 30 Index Fund
                            The Select 500 Index Fund
                           The Select 2000 Index Fund
                   The Select International Equity Index Fund
                           The Select REIT Index Fund
                           The Select Bond Index Fund








The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

ABOUT THE FUNDS...............................3
     Starwood Strategic Fund..................3

     Asset Allocation Fund....................4

     Taxable Money Market Fund................6
     Select Money Market Fund.................8
     Select Internet Fund.....................9
     Select 30 Index Fund....................12
     Select 500 Index Fund...................13
     Select 2000 Index Fund..................14
     Select International Equity Index Fund..15
     Select REIT Index Fund..................17
     Select Bond Index Fund..................18
FEES AND EXPENSES OF THE FUNDS...............20
HOW TO INVEST IN THE FUNDS...................21
     Initial Purchase........................21
     Additional Investments..................22
     Other Purchase Information..............22





HOW TO EXCHANGE SHARES.......................22
HOW TO REDEEM SHARES.........................23
     By Mail.................................23
     By Telephone............................24
     Check Writing...........................24
     Additional Information..................24
DETERMINATION OF NET ASSET
     VALUE...................................25
DIVIDENDS, DISTRIBUTIONS,
     AND TAXES...............................25
MANAGEMENT OF THE FUNDS......................26
DISTRIBUTION AND SHAREHOLDER
      SERVICES PLANS.........................27
OTHER INFORMATION ABOUT
     INVESMENTS..............................27
THE V.O.I.C.E. PROGRAM.......................28
FINANCIAL HIGHLIGHTS.........................29

                                 ABOUT THE FUNDS

THE STARWOOD STRATEGIC FUND

Investment Objective

         The investment objective of the Starwood Strategic Fund is growth of capital.

Principal Strategies

         The Fund invests primarily in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Under normal circumstances, the Fund's assets will consist primarily of common stocks that are issued by companies which the Fund's investment adviser believes have the following characteristics:

o        an above-average growth rate;
o        leading products or dominant marketing systems;
o        at least five years' operating history;
o        annual revenues of at least $200 million;
o        market capitalization of at least $300 million; and
o attractive share prices relative to potential growth in earnings, cash flow or assets.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's growth-oriented approach may fail to product the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o       Market  Risk.  Overall  stock market risks may also affect the value of
        the  Fund.   Factors  such  as  domestic  economic  growth  and  market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o        Long-term investors seeking a fund with a growth investment strategy
o        Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with common stock investments

How the Fund has Performed

         The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.


--------------------------------------------------------------------------------
              Annual Total Returns as of December 31 of each Year*

                         1997 - 23.10%
                         1998 - 14.89%
                         1999 - 71.54%
--------------------------------------------------------------------------------

               *The Fund did not commence investment in accordance
                   with its investment objective until 4/4/96.



         During the period shown, the highest return for a calendar quarter was 52.33% in the 4th quarter of 1999, and the lowest return was -10.11% in the 3rd quarter of 1998.



           Average Annual Total Returns for the periods ended 12/31/99

                                    1 Year            Since Inception (4/4/96)
                                    ------            ------------------------
           The Fund                 71.54%                   26.46%
           S&P 500 Index            19.53%                   24.05%

THE ASSET ALLOCATION FUND



Prior to February 1, 2000, The Asset Allocation Fund was known as The First Lexington Balanced Fund.


Investment Objective


         The investment objective of The Asset Allocation Fund is long term growth of capital and current income.


Principal Strategies

         The Fund invests primarily in a diversified portfolio of other no-load mutual funds that invest in one of the following six financial asset classes:
(1) S&P 500 common stocks, (2) smaller capitalized stocks as represented by the Wilshire 4500 Index, (3) international stocks as represented by the Morgan Stanley EAFE Index, (4) real estate investment trusts as represented by the Morgan Stanley REIT Index, (5) cash equivalents, and (6) long-term investment rated corporate and government bonds as represented by the Sheerson-Lehman Government/Corporate Bond Index. The mutual funds in which the Fund invests will own a sufficient number of the securities of the relevant index to be representative of the index.

         The Fund's sub-adviser utilizes an "active asset allocation" strategy based on the modern portfolio theory that 93% of investment return is attributable to the "asset class" of an investment, not the individual security. In other words, if a stock performed well, it is probably because the asset class of the stock performed well, not because the investor was successful at choosing a particular stock. The sub-adviser allocates the Fund's portfolio among the asset classes and actively monitors and adjusts the allocation. The sub-adviser seeks to enhance return by increasing the Fund's participation in asset classes that are, in the sub-adviser's opinion, undervalued. The sub-adviser believes that diversification across these asset classes should reduce risk because, in most years, at least one or more asset classes have a positive return.

         At least 25% of the Fund's assets will consist of fixed income securities, including repurchase agreements and mutual funds that invest in fixed income securities.

Principal Risks of Investing in the Fund

o Management Risk. The principal risk of investing in the Fund is that the sub-adviser's asset allocation strategy will not be successful.
        If  the  sub-adviser  increases the  Fund's   participation  in  asset
        classes which underperform the market as a whole, the performance of the Fund will be lower than if the sub-adviser had allocated the portfolio differently.
o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o       Differing Investment Policies.  The mutual funds purchased by the Fund
        will  likely have   certain  investment  policies,   and  use  certain
        investment practices that are different from those of the Fund and not described in this prospectus. These other policies and practices may subject the other funds' assets to varying or greater degrees of risk. If the Fund disagrees with the investment policies or practices of a mutual fund in which it invests, the Fund may have no choice other than to liquidate its investment, which could entail losses.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Interest Rate Risk. The value of the Fund's assets invested in fixed income securities will decrease when interest rates rise.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o Long-term investors seeking a fund with a growth and income investment strategy
o       Investors willing to accept price fluctuations in their investment
o Investors seeking to diversity their holdings among different asset classes

How the Fund has Performed

        The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.


--------------------------------------------------------------------------------

              Annual Total Returns as of December 31 of each Year*

                        1998   -    8.43%
                        1999   -    9.95%
--------------------------------------------------------------------------------

         *The  Fund  began  operations  as  The  Municipal  Fixed  Income  Fund.
         Effective  2/1/97,  the  name of the  Fund  was  changed  to The  First
         Lexington  Balanced  Fund,  and the  investment  objective was changed.
         Effective 2/1/00, the name of the Fund was changed to The Asset Allocation Fund. The Fund did not commence investment in accordance with its investment objective until 3/13/97.




         During the period shown, the highest return for a calendar quarter was 9.91% in the 4th quarter of 1998, and the lowest return was -6.66% in the 3rd quarter of 1998.



           Average Annual Total Returns for the periods ended 12/31/99

                                 1 Year            Since Inception (3/13/97)
                                 ------            -------------------------
        The Fund                   9.95%                   10.48%
        S&P 500 Index             19.53%                   24.80%


THE TAXABLE MONEY MARKET FUND

Investment Objective

         The investment objective of the Taxable Money Market Fund is a high level of current income consistent with the preservation of capital and maintenance of liquidity.


Principal Strategies

         The Fund invests primarily in a diversified portfolio of high quality, short-term money market instruments that present minimal credit risks, as determined by the Fund's investment adviser. The Fund intends to maintain a constant net asset value of $1.00 per share, and a dollar-weighted average portfolio maturity of 90 days or less. The Fund's investments principally include:

o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; notes, bonds and discount notes of U.S. government agencies or instrumentalites short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less
o       repurchase agreements collateralized by eligible investments
o       money market funds

Principal Risks of Investing in the Fund

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
o Interest Rate Risk. A money market fund's yield changes as current interest rates change. When interest rates are low, the fund's yield (and total return) will also be low.

o Credit Risk. The issuer of a security in the Funds' portfolio may default on its payment obligation, which could cause the Fund's share price or yield to fall. The Fund could also be negatively affected if investors lose confidence in the issuer's ability to pay back its debt.
o Government Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests default and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.
o Management Risk. The Fund's emphasis on quality and stability could cause it to underperform as compared to money market funds that take greater maturity and credit risks.
o       The Fund is not a complete investment program.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o      Investors seeking current income, preservation of capital, and liquidity
o      Investors who do not want price fluctuation in their investment

How the Fund has Performed

         The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.


--------------------------------------------------------------------------------
               Annual Total Returns as of December 31 of each Year

                         1996   -   4.17%
                         1997   -   4.52%
                         1998   -   4.41%
                         1999   -   3.89%
--------------------------------------------------------------------------------



         During the period shown, the highest return for a calendar quarter was 1.16% in the 4th quarter of 1997, and the lowest return was .92% in the 1st quarter and 2nd quarter of 1999.



          Average Annual Total Returns for the periods ending 12/31/99

                                    1 Year            Since Inception (6/2/95)
                                    ------            ------------------------
         The Fund                   3.89%                     4.03%

         7-day Yield (12/31/99):    3.97%


THE SELECT MONEY MARKET FUND

Investment Objective

         The investment objective of the Select Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Principal Strategies

         The Fund invests primarily in a diversified portfolio of money market mutual funds that meet three basic criteria:

o        expense ratios less than 0.50%,
o        upper quartile yield, and
o        high investment safety standards.

         The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so. The Fund will invest principally in other money market mutual funds, but the Fund may also invest directly in the short-term money market instruments that those money market funds hold, such as:

o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; notes, bonds, and discount notes of U.S. government agencies or instrumentalities
o short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less
o domestic and foreign issues of corporate debt obligations having floating or fixed rates of interest and having remaining maturities of less than 13 months
o       repurchase agreements collateralized by eligible investments

Principal Risks of Investing in the Fund

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
o Interes Rate Risk. A money market fund's yield changes as current interest rates change. When interest rates are low, the fund's yield (and total return) will also be low.
o Credit Risk. The issuer of a security in the Fund's portfolio or in the portfolios of the funds in which the Fund invests may default on its payment obligation, which could cause the Fund's share price or yield to fall. The Fund could also be negatively affected in investors lose confidence in the issuer's ability to pay back its debt.
o Government Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.
o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o       The Fund is not a complete investment program.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o       Investors  seeking  current   income,   preservation  of  capital,  and
        liquidity
o       Investors who do not want price fluctuation in their investment

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE SELECT INTERNET FUND

Investment Objective

         The investment objective of the Select Internet Fund is long term capital appreciation.


Principal Strategies

         The Fund will invest at least 65% of its assets in equity securities of Internet companies. The Internet is a global network of computers that allows users to quickly and easily share information and conduct business. The "Internet industry" includes companies from various sectors, including Internet access providers, companies that develop software tools to access the Internet and facilitate secure Internet transactions, and companies that manufacture personal computers and other hardware used in conjunction with the Internet. The Internet industry also includes companies engaged in electronic commerce, publishing companies that provide information about the internet, and companies that supply information, such as games, music and video, on the Internet. The types of companies that comprise the Internet industry will change as technology and applications change.

         The Fund may invest in established companies that have successfully implemented Internet strategies, companies which have captured a leadership position in an established sector of the Internet industry, and companies engaged in older technologies when the Adviser believes that these companies may successfully integrate existing technology with new emerging technologies.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's strategy to invest in Internet companies may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o Internet Concentration Risk. Your investment in the Fund is subject to special risks because the Fund concentrates its investments in Internet companies. Internet companies are subject to competitive
        pressures  and  changing   demands that may have a  significant  effect
        on  the   financial   condition  of  Internet  companies.   Changes  in
        governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products
        and   services  of   these   companies.    In  addition,  the  rate  of
        technological   change  is  generally  higher  than   other  companies,
        often  requiring extensive  and   sustained  investment in research and
        development, and exposing such companies to the risk of rapid product obsolescence. It is likely that some of today's public Internet companies will not exist in the future. The price of many Internet stocks has risen based on projections of future earnings and company growth. If a company does not perform as expected, the price of the
        stock  could   decline  significantly.   Many  Internet  companies  are
        currently operating at a loss and may never be profitable.
o Volatility Risk. Common stocks of Internet companies tend to be more volatile than other investment choices. Because of its narrow focus, the Fund's performance is closely tied to any factors which may affect Internet companies and, as a result, is more likely to fluctuate than a fund that is invested in a broader range of companies.
o Smaller Company Risk. The stocks of smaller sized companies are subject to certain risks, including: possible dependence on a limited product line, market, financial resources or management group; less frequent trading and trading with smaller volume than larger stocks, which may mak it difficult for the Fund to buy or sell the stocks, and greater fluctuation in value than larger, more established company stocks.
o       The Fund is not a complete investment program.
o       An  investment   in  the  Fund is not a deposit  of any bank and is not
        insured  or  guaranteed  by the  Federal  Deposit  Insurance
        Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o       Long-term investors seeking to diversity into Internet securities
o Investors willing to accept significant price fluctuations in their investment
o Investors who can tolerate the greater risks associated with Internet investments

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE UNIFIED SELECT INDEX SERIES FUNDS

         The Select 30 Index Fund, the Select 500 Index Fund, the Select 2000 Index Fund, the Select International Index Equity Index Fund, the Select REIT Index Fund, and the Select Bond Index Fund are index funds. An index is a group of securities whose overall performance is used as a standard to measure investment performance. Index funds are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a passively managed portfolio tries to match, as closely as possible, the performance of the target index by holding either all, or a representative sample, of the securities in the index. Unlike an index, an index fund has operating expenses. This means that an index fund-while expected to track its target index as closely as possible-will not be able to match the performance of the index exactly.

Why does indexing appeal to many investors?

o       Simplicity.  Indexing is a straight-forward market-matching strategy.
o Diversification. Indexes generally cover a wide variety of companies and industries.
o Predictability. An index portfolio is expected to move in the same direction -up or down- as its target index.
o Low Cost. Index funds do not have many of the expenses of an actively managed fund, such as research, and keep trading activity and brokerage commissions to a minimum.
o Low Realization of Capital Gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate, and thus its realization of capital gains, is usually very low.

The Unified Select Index Series includes the following funds. Each fund attempts to track the relative index listed below.

    ---------------------------------------------------- ---------------------------------------------------
                           Fund                                            Relevant Index

    ---------------------------------------------------- ---------------------------------------------------
    Select 30 Index Fund                                 Dow Jones Industrial Average
    ---------------------------------------------------- ---------------------------------------------------
    Select 500 Index Fund                                S&P 500
    ---------------------------------------------------- ---------------------------------------------------
    Select 2000 Index Fund                               Russell 2000
    ---------------------------------------------------- ---------------------------------------------------
    Select International Equity Index Fund               Morgan Stanley EAFE
    ---------------------------------------------------- ---------------------------------------------------
    Select REIT Index Fund                               Morgan Stanley REIT Index
    ---------------------------------------------------- ---------------------------------------------------
    Select Bond Index Fund                               Lehman Brothers Aggregate Bond Index
    ---------------------------------------------------- ---------------------------------------------------

         Sampling. As a principal strategy, each of the Index Funds (except the Select 30 Index Fund) may select stocks through a "sampling" technique. Using this technique, the Fund selects a sampling of stocks that will approximate the index in terms of industry, size and other characteristics (such as projected earnings, financial strength and debt). For example, if 10% of the index were made up of utility stocks, the Fund would invest 10% of its assets in utility stocks of the index with similar characteristics. Such a sampling technique is expected to be an effective means of substantially duplicating the performance of each index. The performance and structure of each Index Fund versus that of its respective index is monitored regularly. If significant differences develop, the Fund is rebalanced to bring it in line with the index.

THE SELECT 30 INDEX FUND

Investment Objective

         The investment objective of the Select 30 Index Fund is to track the performance of the Dow Jones Industrial Average ("DJIA"), which is made up of the stocks of 30 companies.

Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in the 30 companies that comprise the DJIA. The DJIA is an average of the stock prices of 30 top U.S. industrial corporations. It is popularly viewed as the principal stock market indicator and a barometer of investor confidence. The companies included in the DJIA generally have the following characteristics:

o        large market capitalization (in excess of $1.0 billion),
o        an established history of earnings and dividend payments,
o        a large number of publicly held shares,
o        high trading volume, and
o        a high degree of liquidity.

         The Fund generally invests more than 95% of its total assets in the common stock of the companies that comprise the index, in the same proportion as those stocks have in the index. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the DJIA.

Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in additio to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Investment Style Risk. Returns from large-capitalization stocks may trail returns from other asset classes or the overall stock market.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o Long-term investors seeking to match the performance of the Dow Jones Industrial Average
o       Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with common stock investments

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE SELECT 500 INDEX FUND

Investment Objective

         The investment objective of the Select 500 Index Fund is to track the performance of the Standard & Poor's 500 Composite Stock Price Index, ("S&P 500"), which emphasizes stocks of large U.S. companies.

Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in the companies that comprise the S&P 500. The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. These 500 widely-traded stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The S&P 500 is often used as an overall measure of stock market conditions.

         The Fund's portfolio will approximate the composition of the S&P 500 or contain a sampling of stocks which the Adviser believes will approximate the performance of the S&P 500. Initially, and from time to time, the fund will invest in other index mutual funds that attempt to replicate the S&P 500.

Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Sampling Risk. To the extent the Fund utilizes a sampling technique, the Fund may not be successful in replicating the performance of the relevant index.
o Investment Style Risk. Returns from large-capitalization stocks may trail returns from other asset classes or the overall stock market.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o       Long-term investors seeking to match the performance of the S&P 500
o       Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with common stock investments

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE SELECT 2000 INDEX FUND

Investment Objective

         The investment objective of the Select 2000 Index Fund is to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in the companies that comprise the Russell 2000 Index. The Russell 2000 is comprised of the 2000 smallest U.S. domiciled publicly traded common stocks included in the Russell 3000 Index. The common stocks included in the Russell 2000 make up approximately 10% of the U.S. equity market as measured by market capitalization.

         The Fund's portfolio will approximate the composition of the Russell 2000 or contain a sampling of stocks which the Adviser believes will approximate the performance of the Russell 2000. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the Russell 2000.

Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Sampling Risk. To the extent the Fund utilizes a sampling technique, the Fund may not be successful in replicating the performance of the relevant index.
o Smaller Company Risk. The stocks of smaller sized companies are subject to certain risks, including: possible dependence on a limited product line, market, financial resources or management group; less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks, and greater fluctuation in value than larger, more established company stocks.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o       Long-term  investors  seeking  to  match the performance of the Russell
        2000 Index
o       Investors  willing  to  accept significant  price fluctuations in their investment
o Investors who can tolerate the greater risks associated with investments in smaller companies

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE SELECT INTERNATIONAL EQUITY INDEX FUND

Investment Objective

         The investment objective of the Select International Equity Index Fund is to track the performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index (the 'EAFE"). Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in the companies that comprise the EAFE. The EAFE is a broad-based market capitalization weighted index currently composed of more than 1,100 securities in twenty countries. Fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom) constitute approximately 55% of the EAFE. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 45%.

         The Fund's portfolio will approximate the composition of the EAFE or contain a sampling of stocks which the Adviser believes will approximate the performance of the EAFE. The proportion of the Fund's assets invested in each country will approximate the weight of each country in the EAFE. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the EAFE.

Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Country Risk. The value of the Fund may decrease due to factors related to an individual country's economy. Political events, financial problems, natural disasters, or other factors could weaken a country's economy and cause investments in that country to lose money.
o Foreign Stock Risk. Investments in foreign stock markets can be more volatile than U.S. stock investments. The prices of international stocks and the prices of U.S. stocks often move in opposite directions. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies. The stock of foreign companies may not be as liquid as the stock of similar U.S. companies. Foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the U.S. These factors could negatively impact returns from foreign investments.
o Currency Risk. The value of the Fund may decrease if there is a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the dollar rises in value against another country's currency, and investment in that country loses value because its currency is worth fewer U.S. dollars.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Sampling Risk. To the extent the Fund utilizes a sampling technique, the Fund may not be successful in replicating the performance of the relevant index.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history. THE SELECT REIT INDEX FUND

Investment Objective

         The investment objective of the Select REIT Index Fund is to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts ("REITs").

Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in the stocks that comprise the Morgan Stanley REIT Index. The REIT Index is a benchmark of U.S. property trusts, and is made up of stocks issued by REITs. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. The REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in the REIT Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid.

         The Fund's portfolio will approximate the composition of the REIT Index or contain a sampling of stocks which the Adviser believes will approximate the performance of the REIT Index. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the REIT Index.

Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Sampling Risk. To the extent the Fund utilizes a sampling technique, the Fund may not be successful in replicating the performance of the relevant index.
o Real Estate Concentration Risk. Your investment in the Fund is subject to special risks because the Fund concentrates its investments in the real estate industry. Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in only one industry.
o REIT Risks. Equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.
o Small and Medium Size Company Risk. The Fund may invest in the stocks of small to medium size companies. Small and medium size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure. The trading volume of small and medium size companies is  normally  less  than  that  of  larger  companies  and,  therefore, may disproportionately  affect  their  market  price,  tending  to make them fall more in response to selling pressure than is the case with larger companies. These factors could negatively affect the price of the stock and reduce the value of the Fund.
o Liquidity Risk. Many REITs are smaller in size and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
o       The Fund is not a complete investment program.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

     Is the Fund Right for You?

         The Fund may be a suitable investment for:

o Long-term investors seeking to match the performance of the Morgan Stanley REIT Index
o        Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with real estate investments

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

THE SELECT BOND INDEX FUND

Investment Objective

         The investment objective of the Select Bond Index Fund is to track the performance of the Lehman Brothers Aggregate Bond Index, (the "Bond Index") a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States.

Principal Strategies

         The Fund uses a passive management strategy. The Fund invests principally in issues which comprise the Bond Index. The four major classes of investment grade fixed-income securities which comprise the Bond Index are: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

         The Fund will be unable to hold all of the individual issues which comprise the Bond Index because of the large number of securities involved. The Fund will attempt to duplicate the investment performance of the Bond Index by buying a sampling of fixed income securities which the Adviser believes will approximate the performance of the Bond Index. Initially, and from time to time, the fund will invest in other index mutual funds that attempt to replicate the Bond Index. Principal Risks of Investing in the Fund

o Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by funds in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.
o Sampling Risk. To the extent the Fund utilizes a sampling technique, the Fund may not be successful in replicating the performance of the relevant index.
o Interest Rate Risk. Bond prices overall may decline over short or long periods due to rising interest rates.
o       Income Risk.  Falling  interes  rates  may  cause the Fund's  income to decline.
o Credit Risk. A bond issuer may fail to pay interest and principal in a timely manner, which will reduce the Fund's return.
o Prepayment and Extension Risk. During periods of falling interest rates, a mortgage-backed bond issuer may repay a high-yielding bond before its maturity date. If the Fund is forced to reinvest the unanticipated proceeds at a lower interest rate, the Fund will experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. During periods of rising interest rates, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.
o Government Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.
o       The  United   States  Government's  guarantee  of  ultimate  payment of
        principal and timely payment of interest of the United States Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.
o       The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

        The Fund may be a suitable investment for:

o Long-term investors seeking to match the performance of the Lehman Brothers Aggregate Bond Index
o       Investors willing to accept price fluctuations in their investment
o Investors seeking to diversify their investments with bonds and other fixed income securities
o Investors willing to accept the risks associated with fixed-income investments
o       Investors seeking higher potential returns than a money market fund

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

         Shareholder Fees (fees paid directly from your investment)1
         Maximum Sales Charge (Load) Imposed on Purchases....................................None
         Maximum Deferred Sales Charge (Load)................................................None
         Redemption Fee......................................................................None
1Processing organizations may impose transactional fees on shareholders.

  Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                               Management    Distribution     Servicing      Other         Total Annual Fund
       Fund                       Fees       (12b-1) Fees       Fees         Expenses     Operating Expenses

Starwood Strategic(1)             .25%           .10%           .15%          None               .50%
Asset Allocation(1)               .25%           .10%           .15%          None               .50%
Taxable Money Market              .90%           .10%           .15%          None               1.15%
Select 30 Index                   .35%           None           None          None               .35%
Select 500 Index                  .35%           None           None          None               .35%
Select 2000 Index                 .35%           None           None          None               .35%
Select International Equity Index .35%           None           None          None               .35%
Select REIT Index                 .35%           None           None          None               .35%
Select Bond Index                 .35%           None           None          None               .35%
Select Internet                   .35%           None           None          None               .35%
Select Money Market               .35%           None           None          None               .35%

(1) Expenses for the Starwood Strategic Fund and the Asset Allocation Fund have been restated to reflect current expense levels. During the prior fiscal year, the expenses were higher.


Expense Example:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         Fund                               1 Year        3 Years      5 Years      10 Years
         ----                               ------        -------      -------      --------

Starwood Strategic                              $53         $173         $316         $796

Asset Allocation(1)                              53          173          316          796

Taxable Money Market                            121          395          717         1779
Select 30 Index                                  37          121          223          561
Select 500 Index                                 37          121          223          561
Select 2000 Index                                37          121          223          561
Select International Equity Index                37          121          223          561
Select REIT Index                                37          121          223          561
Select Bond Index                                37          121          223          561
Select Internet                                  37          121          223          561
Select Money Market                              37          121          223          561

(1) The Asset Allocation Fund intends to invest principally in other mutual funds. To the extent that the Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such other funds, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table or example above.


                           HOW TO INVEST IN THE FUNDS

         The minimum initial investment in each Fund is $1,000 ($500 for IRA accounts) and minimum subsequent investments are $100, or $50 for an IRA.

Initial Purchase

         By Mail - You may purchase shares of the Funds by completing and signing the investment application form. (Be sure to specify the name of the Fund(s) in which you are investing) Mail the application, in proper form, together with a check made payable to each Fund specified in the application, to the P.O. Box address listed below. If you prefer to use overnight delivery, use the overnight address listed below:

U.S. Mail:    The Unified Funds                        Overnight:    The Unified Funds
              c/o Unified Fund Services, Inc.                        c/o Unified Fund Services, Inc.
              P.O. Box 6110                                          431 N. Pennsylvania St.
              Indianapolis, IN  46206-6110                           Indianapolis, IN  46204

         By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-800-408-4682 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application by facsimile. Then, provide your bank with the following information for purposes of wiring your investment:

              Firstar Bank, N.A.
              ABA #04-20000-13
              Attention:  Name of Fund
              Credit Account #483616769
              Account Name _______________(write in shareholder name) For Account #________________(write in account number)

         You must mail a signed application to the Funds' Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. The Funds will not permit redemptions until the Transfer Agent receives the application in proper form. There is no fee imposed by the Funds for the receipt of wired funds, but financial institutions may charge a fee for wire transfers.

Additional Investments

         You may purchase additional shares of any of the Funds at any time, in minimum amounts of $100 ($50 for an IRA), by mail, wire, automatic investment, or telephone order.

o Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and a check made payable to each applicable Fund. Additional investments should be mailed to: The Unified Funds, [Name of Fund], P.O. Box 640689, Cincinnati, Ohio 45264-0689. The Funds will charge a $15 fee against a shareholder's account for any check return for insufficient funds. The shareholder also will be responsible for any losses suffered by the Trust as a result.
o        A bank wire should be sent as outlined above.
o ACH (Automatic Clearing House) transactions should be established in advance by contacting the Funds' Transfer Agent at 1-800-408-4682. Allow at least two weeks for preparation before using ACH. ACH transactions are completed approximately two business days following the placement of the transfer order. ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to you by your employer or by the Social Security Administration.
o After an account is open, additional shares may be purchased by telephone order. Call theTransfer Agent at 1-800-408-4682 before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a given day to purchase shares at that day's price. Orders must be for $1,000 or more and may not be for an amount greater than twice the value of your existing account. Payment by check or wire must be received within three business days, or the order will be canceled and the shareholder will be responsible for any resulting loss to the Fund. Payment for telephone orders may NOT be mailed to the Transfer Agent's P.O. Box address, but must be mailed to: Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Payment must be accompanied by the order number given at the time the order is placed.


Other Purchase Information

         Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. The Funds may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in any Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                             HOW TO EXCHANGE SHARES

         As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Trust. You may request an exchange by calling the Transfer Agent at 1-800-408-4682 if your existing account has authorized telephone redemption privileges, or by writing the Transfer Agent at:
The Unified Funds c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by telecopy if you call the Transfer Agent first. Shares of the Fund selected must be registered for sale in your state of residence.

o The shares exchanged must have been registered in the shareholder's name for at least five days prior to the exchange request.
o If you exchange shares into or out of a Fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
o An exchange of shares purchased by check will be delayed until the check has cleared and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 calendar days.

         Purchases into the Taxable Money Market Fund may be made by exchange through third parties, who may also perform subaccounting functions on behalf of shareholders.

         An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

         Before making an exchange, you should consider the investment objective of the Fund to be purchased, and you should read the portions of this prospectus that relate to the Fund. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. The exchange privilege is designed to accommodate changes in your investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. The Trust reserves the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund's securities at the time of your redemption. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in any Fund at no charge by mail. Your request should be addressed to:

              The Unified Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, IN  46206-6110

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange if you are requesting a redemption of $5,00 or more, or a redemption of any amount payable to a person other than the shareholder of record, or if you request the proceeds be sent to an address other than the address on record. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or he transfer agent, you may be required to furnish additional legal documents prior to redemption to insure proper authorization.

         By Telephone - You may redeem any part of your account in any Fund by calling the Transfer Agent at 1-800-408-4682. You must complete the Telephone Privileges section of the account application. For existing accounts, call the Transfer Agent to obtain a form. The Funds, the transfer agent and the custodian are not liable for following redemtpion or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Funds or transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

         Check Writing (Taxable Money Market Fund and Select Money Market Fund only) - Shareholders of the Taxable Money Market Fund or the Select Money Market Fund may write checks payable to any payee in any amount of $250 or more. You may present up to three checks per month for payment free of charge. Additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.

         In order to write checks against your account, the Check Writing Privileges section of the account application must be completed. For existing accounts, call the Transfer Agent at 1-800-408-4682. You should not use a check to close out your account with the Funds, because daily dividends will accrue until the check is presented for payment.

         Additional Information - If you are not certain of the requirements for a redemption, please call the Funds' transfer agent at 1-800-408-4682. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in any Fund on 30 days' written notice if the value of your shares in any Fund is less than $1,000 ($500 for an IRA) due to shareholder redemptions. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of a Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on each Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV of the Taxable Money Market Fund and the Select Money Market Fund is also determined as of 12:00 noon (Eastern time) on such days. The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         Each Fund's assets (except for the Taxable Money Market Fund and the Select Money Market Fund) are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. The International Equity Index Fund purchases securities that are primarily listed on foreign exchanges that trade when the New York Stock Exchange is closed. The value of that Fund's shares may change on days when you are not able to purchase or sell your shares.

         The Taxable Money Market Fund and the Select Money Market Fund use the amortized cost method for valuing securities, which normally approximates market value, and is intended to result in a constant NAV of $1.00 per share. Although every effort is made to maintain the NAV at $1.00 per share, there is no assurance that the $1.00 NAV will be maintained at all times.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

         Dividends   and   Distributions.   The   Funds   typically   distribute
substantially all of their net investment income according to the following schedule.

----------------------------------------------- ------------------------------
                         FUND                          DIVIDEND FREQUENCY
----------------------------------------------- ------------------------------
     Starwood Strategic Fund                             Quarterly
----------------------------------------------- ------------------------------
     Asset Allocation Fund                               Quarterly
----------------------------------------------- ------------------------------
     Taxable Money Market Fund                           Daily
----------------------------------------------- ------------------------------
     Select 30 Index Fund                                Quarterly
----------------------------------------------- ------------------------------
     Select 500 Index Fund                               Annually
----------------------------------------------- ------------------------------
     Select 2000 Index Fund                              Annually
----------------------------------------------- ------------------------------
     Select International Equity Index Fund              Annually
----------------------------------------------- ------------------------------
     Select REIT Index Fund                              Quarterly
----------------------------------------------- ------------------------------
     Select Bond Index Fund                              Monthly
----------------------------------------------- ------------------------------
     Select Internet Fund                                Annually
----------------------------------------------- ------------------------------
     Select Money Market Fund                            Daily
----------------------------------------------- ------------------------------

         The Funds make distributions of any net realized long-term capital gains at least once every twelve months. Dividends and distributions are automatically reinvested in additional shares unless you request cash distributions on your application or through a written request. If cash payments are requested with respect to the Taxable Money Market Fund or the Select Money Market Fund, daily dividends will accumulate and be paid at the end of each month, as requested in writing.

         Taxes. In general, selling or exchanging shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. All income realized by the Funds, including short-term capital gains, will be taxable to the shareholder as ordinary income. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distributions. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.

         Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during he previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUNDS


         Unified Investment Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as investment adviser to the Funds. The adviser is responsible for the selection and ongoing monitoring of the securities in the investment portfolio of each of the Funds and managing the Funds' business affairs. The adviser was organized in December 1994, and is registered with the Securities and Exchange Commission as an investment adviser. The adviser has engaged Health Financial, Inc., 2353 Alexandria Drive, Lexington, Kentucky 40504, to serve as sub-adviser to the Asset Allocation Fund. The sub-adviser manages the investment portfolio of the Asset Allocation Fund, subject to the adviser's overall management. Health Financial was founded in 1984, and is a registered investment adviser that primarily serves physicians and private pension plans. Health Financial currently manages approximately $550 million in assets, including the assets held by First Lexington Trust Company, a regulated trust company that provides pension trust and charitable gift investment management. The Funds' adviser and Health Financial are wholly-owned subsidiaries of Unified Financial Services, Inc.


         The adviser pays all of the operating expenses of the Funds except 12b-1 and Shareholder Servicing fees, brokerage, taxes, interest, and extraordinary expenses. The fees paid to the Adviser during the fiscal year ended September 30, 1999 by each Fund were: Starwood Strategic Fund - 1.25%; Asset Allocation Fund - 0.75%; Taxable Money Market Fund - 0.90%; Select 30 Index Fund - 0.35%; Select 500 Index Fund - 0.35%; Select 2000 Index Fund - 0.35%; Select International Equity Index Fund - 0.35%; Select REIT Index Fund - 0.35%; Select Bond Index Fund - 0.35%; Select Internet Fund - 0.35%; Select Money Market Fund - 0.35%.

         Andrew E. Beer has been responsible for the day-to-day management of the Starwood Strategic Fund since its inception in 1996. Mr. Beer has been the President and Director of Starwood Corporation, a registered investment adviser that manages approximately $30 million in assets, since 1984.


         Dr. Gregory W. Kasten has been responsible for the day-to-day management of the Asset Allocation Fund since its inception in 1997. Dr. Kasten has served as president of Health Financial, Inc., the Fund's sub-adviser, since 1986. Prior to 1994, Dr. Kasten practiced medicine with Anesthesia Associates, PSC, Lexington, Kentucky. Dr. Kasten has completed the two year program from the Denver College of Financial Planning and is a Certified Financial Planner. Dr. Kasten has also completed the two year program from the American Society of Pension Actuaries, and he received from that program the Certificate of Pension Consultant designation. In 1990, he received his M.B.A. in finance from the University of Kentucky.

         Jack R. Orben has been responsible for the day-to-day management of The Taxable Money Market Fund since 1996, and the Select Internet Fund since its inception in 1999. Mr. Orben has been the Chairman of Fiduciary Counsel, a registered investment adviser that manages approximately $450 million in assets, since 1979. Mr. Orben graduated from Tufts University in 1960, and has nearly 25 years of investment experience.

         Mr. Orben and Dr. Kasten have been responsible for the day-to-day management of the Select Index Series Funds and the Select Money Market Fund since their inception.

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS


         The Starwood Strategic Fund, the Asset Allocation Fund, and the Taxable Money Market Fund have adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 under which the Funds are authorized to incur distribution expenses at a maximum annual rate of 0.10% of the average daily net assets of the respective Fund. Because these fees are paid out of the respective Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



         The Starwood Strategic Fund, the Asset Allocation Fund, and the Taxable Money Market Fund have adopted a Shareholder Services Plan, which is administered by Unified Fund Services, Inc. Under the plan, financial institutions, including brokers, may enter into shareholder service agreements with the Trust to provide administrative support services to their clients or customers who from time to time may be owners of record or beneficial owners of the shares of one or more of the above Funds. In return for providing these support services, a financial institution may receive payments from the applicable Fund at a rate not exceeding 0.15% of the average daily net assets of the shares beneficially owned by the financial institution's clients or customers for whom it is holder of record or with whom it has a servicing relationship. These administrative services may include, but are not limited to, the provision of personal services and maintenance of shareholder accounts.



         Other Arrangements. The Funds' adviser, distributor or administrator may also pay brokers or financial institutions a fee based upon the net asset value of the Fund shares beneficially owned by the broker's or financial institution's clients or customers. This fee is in addition to amounts paid under the Distribution Plan or the Services Plan. These payments will be made directly by the Funds' adviser, distributor and/or administrator from their own assets, will not be made from the assets of the Funds and are not an additional expense of the Funds.



         From time to time the Funds' distributor will purchase Fund shares on behalf of its clients and will be entitled to receive 12b-1 fees, shareholder servicing fees and other administrative fees described herein to the same extent as any other broker or financial institution.


                       OTHER INFORMATION ABOUT INVESTMENTS

         General. From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds, or repurchase agreements. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. The funds may also invest in these securities for liquidity purposes.

         The investment objectives and strategies of any Fund may be changed without shareholder approval. Any such change may result in a Fund having an investment objective or employing strategies different from what you considered appropriate at the time of your investment.

         The Funds' adviser has established The Unified Funds University and Philanthropic Program (the "Program"), entitled "V.O.I.C.E."sm (Vision for Ongoing Investment in Charity and Education)sm pursuant to which the Adviser will make donations from its own income to certain accredited college or university endowments or general scholarship funds ("Eligible Institutions") designated by qualified shareholders. Philanthropic institutions outside of the area of education may be proposed by qualifying shareholders and may, at the sole discretion of the Adviser, be accepted for inclusion as an Eligible Institution.

         All Unified Funds shareholders maintaining an average annualized aggregate net asset value of $25,000 or more over the period of an entire calendar quarter ("Qualified Shareholders") will be qualified to designate one or more Eligible Institutions to receive a donation under the Program with respect to that period. A shareholder making an initial investment of $25,000 or more in Fund shares may designate one Eligible Institution on the V.O.I.C.E.sm Program Application. A shareholder making an initial investment of $1,000,000 or more (or maintaining that amount for an entire quarterly period) may designate one additional Eligible Institution for each $l,000,000 invested (or maintained for such period).

         The Adviser will donate, on a quarterly basis, from its own income an amount equal to 0.25% of the average daily aggregate net asset value of the shares owned by the Qualified Shareholder for the preceding quarterly period. This donation will be made on a quarterly basis for so long as the average daily aggregate net asset value of the shares owned by the Qualified Shareholder remains above $25,000 for the applicable quarterly period. Donations will be made by the Adviser in the name of the Qualified Shareholder to the Eligible Institution(s) designated by the Qualified Shareholder. However, while the donation will be made in the Qualified Shareholder's name, the Qualified Shareholder will not be entitled to any tax deductions for such donation.

         All Qualified Shareholders desiring to change their designated Eligible Institution(s) may do so twice a year, in January and July. If a Qualified Shareholder was entitled to designate, and did designate, more than one Eligible Institution, the amount donated will be allocated according to the percentages designated on the V.O.I.C.E.sm Program Application. Donations will be made by the Adviser from its own income and, therefore, will have no impact on the expenses or yield of the Funds. There can be no assurances that the Adviser will have income from which to make donations.

         The preceding information is only a summary of the V.O.I.C.E.sm Program and is qualified in its entirety by the more complete information available from the Adviser.

         Information about the V.O.I.C.E.sm Program, including applications to participate in the Program, may be obtained from the Adviser by calling 1-800-408-4682.

                              FINANCIAL HIGHLIGHTS


         The following tables are intended to help you better understand the Funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns represent the rate you would have earned (or lost) on an investment in the applicable Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request. Prior to February 1, 2000, The Asset Allocation Fund was known as The First Lexington Balanced Fund.



The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.


                                    Starwood     Starwood     Starwood      Starwood     Starwood
                                    Strategic    Strategic     Strategic    Strategic    Strategic
                                      Fund         Fund         Fund          Fund         Fund
                                      ----         ----         ----          ----         ----
                                      1999         1998         1997          1996        1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $9.34       $ 9.30        $7.69        $10.00      $ 10.00
Income from investment
     Operations:
     Net investment income ....       (0.06)       (0.03)        (0.26)       (3.23)        0.00
Net realized and unrealized
          gain (loss) on investments   2.59         0.07          2.00         0.92         0.00
                                       ----         ----          ----         ----         ----
Total from investment income           2.53         0.04         1.74         (2.31)        0.00

Less distributions:
     Dividends from realized gains    (1.52)        0.00         (0.13)        0.00         0.00
Dividends from net
     investment income ........        0.00         0.00         0.00          0.00         0.00
                                       ----         ----         ----          ----         ----
Total from distributions ......       (1.52)        0.00        (0.13)         0.00         0.00
                                      -----         ----        -----          ----         ----

     Net asset value at end of period $10.35       $ 9.34        $ 9.30        $7.69       $10.00
                                      ======       ======        ======        =====       ======


TOTAL ANNUALIZED
     RETURN (%) ..............         31.79        0.43 (d)     20.94(d)   (3.97)(c)(d)     (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      1,484,492   1,003,064    1,136,986       483,458       2,705

     Ratio of expenses to
          average net assets ..        1.50%        2.59%        4.26%        15.99%        0.00%
        Ratio of expenses (after
          reimbursement) to
          average net assets ..         N/A         1.50%        2.54%        15.25%        0.00%
     Ratio of net investment
          Income to average net assets (.57)%      (1.40)%      (2.97)%     (14.42)%        0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets          N/A       (0.31)%      (1.25)%      (13.68)%       0.00%
Portfolio turnover.............       89.62%       119.97%       76.09%       169.83%       0.00%


(a) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(b)  Investment in accordance with objective had not commenced at this time.
(c) For the period April 4, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(d) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).

The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.

                                      First       First         First       Municipal   Municipal
                                    Lexington    Lexington    Lexington     Fixed        Fixed
                                    Balanced     Balanced     Balanced      Income       Income
                                      Fund         Fund         Fund         Fund         Fund
                                      ----         ----         ----         ----         ----
                                      1999         1998        1997(e)       1996        1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....     $ 10.41      $ 11.01      $ 22.60(f)    $200.00(f)   $200.00(f)
Income from investment
     Operations:
     Net investment income ....        0.31         0.50       (12.54)      (177.40)        0.00
Net realized and unrealized
         gain (loss) on investments    0.72        (0.61)       .99            0.00         0.00
                                       ----        -----        ---            ----         ----
Total from investment income           1.03        (0.11)      (11.05)      (177.40)        0.00

Less distributions:
     Dividends from realized gains    (0.06)       (0.14)       (0.01)        0.00         0.00
     Dividends from net
     investment income ........       (0.31)       (0.35)       (0.03)        0.00         0.00
                                      -----        -----        -----         ----         ----
Total from distributions ......       (0.37)       (0.49)       (0.04)        0.00         0.00
                                      -----        -----        -----         ----         ----

Net asset value at end of period     $ 11.07      $ 10.41       $11.01   $   22.60      $200.00
                                     -------      -------       ------   ---------      -------

TOTAL ANNUALIZED
     RETURN (%) ...............       10.39      (1.09)(d)    18.54(c)(d)   (b)           (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      4,557,971    6,341,373    3,064,511     8,988         100

     Ratio of expenses to
          average net assets ..        1.00%        1.26%        3.06%      181.72%      0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..        N/A          1.00%        2.35%      181.01%      0.00%
     Ratio of net investment
          Income to average net assets  2.77%       3.01%        0.30%    (181.58)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets         N/A         3.27%        1.01%    (180.86)%       0.00%

     Portfolio turnover........       19.47%       17.79%        6.60%        0.00%       0.00%



(a) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(b)  Investment in accordance with objective had not commenced at this time.
(c) For the period March 13,1997 (commencement of investment in accordance with objective) to September 30, 1997.
(d) Total return would have been lower had certain expenses no been reduced during the periods shown (see Note 3).
(e)  The name of  the fund was changed during the period (see note 1).
(f)  Beginning balance adjusted for reverse stock split (see Note 1)

The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.

                                     Taxable      Taxable     Taxable      Taxable      Taxable
                                      Money       Money       Money         Money        Money
                                     Market       Market      Market       Market        Market
                                      Fund        Fund         Fund         Fund         Fund
                                      ----        ----         ----         ----         ----
                                      1999         1998         1997          1996        1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $1.00        $1.00       $ 1.00        $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ......      0.04         0.04         0.03          0.04         0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00          0.00         0.00         0.000
Total from investment  income ....     0.04         0.04         0.03          0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.04)       (0.04)       (0.03)        (0.04)       (0.002)
                                      -----        -----        -----         -----        ------
Total from distributions......        (0.04)       (0.04)       (0.03)        (0.04)      (0.002)
                                      -----        -----        -----         -----       ------

Net asset value at end of period   $   1.00     $   1.00      $   1.00       $  1.00        $1.00
                                   --------     --------      --------       -------        -----

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period .....  52,413,083   65,575,307    50,619,710    50,544,511    1,230,385

     Ratio of expenses to
          average net assets ......    1.15%        1.30%        1.44%         1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets .......    N/A         1.10%        1.12%         1.16%        0.47%
     Ratio of net investment
          Income to average net assets  3.81%       4.12%         3.86%        4.12%      (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets          N/A        4.33%         4.19%        4.21%        0.65%

     Portfolio turnover .............   0.00%       0.00%        0.00%         0.00%        0.00%



(a) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.

The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.

                                       The               The               The             The Unified
                                     Unified          Unified            Unified       Select International
                                    Select 30        Select 500        Select 2000           Equity
                                    Index Fund       Index Fund         Index Fund         Index Fund
                                    ----------       ----------         ----------         ----------
                                       1999(a)          1999(a)           1999(a)             1999(a)

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning          $  10.00       $     10.00        $     10.00             $ 10.00
Income from investment
     Operations:
     Net investment income.........    (.01)               .04               (.01)               ----

     Net realized and unrealized
          gain (loss) on investments    (.39)             (.22)               .11                (.10)
                                        ----              ----                ---                ----
Total from investment  income .....     (.40)             (.18)               .10                (.10)

Less Distribution :
     Dividends from net
          investment income ...           --                --                --                  --
                                        ------           -------             -----             --------
Total from distributions ......         ------            ------             ------              -----
                                        ------            -----              -----             --------
Net asset value at end of period       $ 9.60             $9.82            $ 10.10              $ 9.90
                                       ======             =====            =======              ======

TOTAL RETURN (%) ..............       (4.00)(c)         (1.80)(b)          1.00(b)            (1.00)(d)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period..       50,808             23,757            9,348                6,752

     Ratio of expenses to
          average net assets ..         .28%               .40%              .37%                .02%


     Ratio of net investment
          Income to average net assets..(.28)%             .94%            (.37)%               (.02)%


     Portfolio turnover .......          0.00%             0.00%            0.00%                0.00%


(a) For the period March 1, 1999 (commencement of operations) to September 30, 1999.
(b) For the period May 3, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(c) For the period June 15, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(d) For the period August 30, 1999(commencement of investment in accordance with objective) to September 30, 1999.

The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.

                                       The            The                 The                The
                                     Unified         Unified            Unified         Unified Select
                                    Select REIT     Select Bond      Select Internet     Money Market
                                    Index Fund       Index Fund          Fund                Fund
                                    ----------       ----------          ----                ----
                                      1999(a)         1999(c)           1999(a)            1999(c)

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning........  $   10.00         $  10.00        $  10.00             $   1.00
Income from investment
     Operations:
     Net investment income........       ----            ----            (.01)                 ----

     Net realized and unrealized
          gain (loss) on investments     ------         -----            (.79)                ------
                                         ------        -------            ----               -------
Total from investment  income ....       -----          -----            (.80)                 -----

Less Distribution :
     Dividends from net
          investment income ...          ------        ------            ------               ------
                                         ------       --------          --------             --------
Total from distributions ......          ------        ------            ------               ------

Net asset value at end of period       $ 10.00        $ 10.00            $ 9.20               $ 1.00
                                       =======        =======            ======               ======


TOTAL RETURN (%) ..............          (c)            (c)            (8.00)(b)                (c)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period..         1,000           -----          1,719,241               -----


     Ratio of expenses to
          average net assets ..           ---            -----            .35%                  -----


     Ratio of net investment
          Income to average net assets   ----            -----            .26%                   -----

     Portfolio turnover .......          -----           -----           6.26%                   -----


(a) For the Period March 1, 1999 (commencement of operations) to September 30, 1999.
(b) For the period April 14, 1999(commencement of investment in accordance with objective) to September 30, 1999.
(c)  Investment in accordance with objective had not commenced at this time.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds' policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

         Call the Funds at 1-800-408-4682 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds, or to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request, at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



Investment Company Act #811-8968

                                THE UNIFIED FUNDS




                                   PROSPECTUS
                                February 1, 2000



                          The Taxable Money Market Fund















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

ABOUT THE FUND...............................................................3
FEES AND EXPENSES OF THE FUND................................................5
HOW TO INVEST IN THE FUND....................................................5
     Initial Purchase........................................................5
     Additional Investments..................................................6
     Other Purchase Information..............................................7
HOW TO EXCHANGE SHARES.......................................................7
HOW TO REDEEM SHARES.........................................................7
     By Mail.................................................................8
     By Telephone............................................................8
     Check Writing...........................................................8
     Additional Information..................................................8
DETERMINATION OF NET ASSET VALUE.............................................9
DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................9
MANAGEMENT OF THE FUND......................................................10
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS.................................10
OTHER INFORMATION ABOUT INVESMENTS..........................................10
THE V.O.I.C.E. PROGRAM......................................................11
FINANCIAL HIGHLIGHTS........................................................12

         The Unified Funds is a family of mutual funds consisting of several separate portfolios, each of which has its own separate investment objective and policies. This Prospectus is for the Taxable Money Market Fund.

                                 ABOUT THE FUND

Investment Objective

         The investment objective of the Taxable Money Market Fund is a high level of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Strategies

         The Fund invests primarily in a diversified portfolio of high quality, short-term money market instruments that present minimal credit risks, as determined by the Fund's investment adviser. The Fund intends to maintain a constant net asset value of $1.00 per share, and a dollar-weighted average portfolio maturity of 90 days or less. The Fund's investments principally include:

o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; notes, bonds and discount notes of U.S. government agencies or instrumentalites
o short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less
o        repurchase agreements collateralized by eligible investments
o        money market funds

Principal Risks of Investing in the Fund

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
o Interest Rate Risk. A money market fund's yield changes as current interest rates change. When interest rates are low, the fund's yield (and total return) will also be low.
o Credit Risk. The issuer of a security in the Funds' portfolio may default on its payment obligation, which could cause the Fund's share price or yield to fall. The Fund could also be negatively affected if investors lose confidence in the issuer's ability to pay back its debt.
o Government Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.
o Management Risk. The Fund's emphasis on quality and stability could cause it to underperform as compared to money market funds that take greater maturity and credit risks.
o        The Fund is not a complete investment program.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o        Investors  seeking  current  income,   preservation  of  capital,   and
         liquidity
o        Investors who do not want price fluctuation in their investment

How the Fund has Performed

         The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

--------------------------------------------------------------------------------
               Annual Total Returns as of December 31 of each Year

                         1996  -  4.17%
                         1997  -  4.52%
                         1998  -  4.41%
                         1999  -  3.89%
--------------------------------------------------------------------------------


         During the period shown, the highest return for a calendar quarter was 1.16% in the 4th quarter of 1997, and the lowest return was .92% in the 1st quarter and 2nd quarter of 1999.

          Average Annual Total Returns for the periods ending 12/31/99

                               1 Year            Since Inception (6/2/95)
                               ------            ---------------
               The Fund         3.89%                     4.03%

               7-day Yield (12/31/99):  3.97%


                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment)1
         Maximum Sales Charge (Load) Imposed on Purchases................None
         Maximum Deferred Sales Charge (Load)............................None
         Redemption Fee..................................................None
1Processing organizations may impose transactional fees on shareholders.

         Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                               Management    Distribution     Servicing      Other         Total Annual Fund
                                  Fees       (12b-1) Fees       Fees         Expenses     Operating Expenses
                                  ----       ------------       ----         --------     ------------------

Taxable Money Market              .90%           .10%           .15%          None               1.15%

Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year            3 Years          5 Years           10 Years
                  ------            -------          -------           --------

                   $121              $395             $717              $1779


                            HOW TO INVEST IN THE FUND

         The minimum initial investment in the Fund is $1,000 ($500 for IRA accounts) and minimum subsequent investments are $100, or $50 for an IRA.

Initial Purchase

         By Mail - You may purchase shares of the Fund by completing and signing the investment application form. (Be sure to specify the name of the Fund in which you are investing.) Mail the application, in proper form, together with a check made payable to the Fund, to the P.O. Box address listed below. If you prefer to use overnight delivery, use the overnight address listed below:

U.S. Mail:    The Unified Funds                        Overnight:    The Unified Funds
              c/o Unified Fund Services, Inc.                        c/o Unified Fund Services, Inc.
              P.O. Box 6110                                          431 N. Pennsylvania St.
              Indianapolis, IN  46206-6110                           Indianapolis, IN  46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-800-408-4682 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application by facsimile. Then, provide your bank with the following information for purposes of wiring your investment:

              Firstar Bank, N.A.
              ABA #04-20000-13
              Attention:  Taxable Money Market Fund
              Credit Account #483616769
              Account Name _______________(write in shareholder name) For Account #________________(write in account number)

         You must mail a signed application to the Fund's Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. The Fund will not permit redemptions until the Transfer Agent receives the application in proper form. There is no fee imposed by the Fund for the receipt of wired funds, but financial institutions may charge a fee for wire transfers.

Additional Investments

         You may purchase additional shares of the Fund at any time, in minimum amounts of $100 ($50 for an IRA), by mail, wire, automatic investment, or telephone order.

o Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and a check made payable to the Fund. Additional investments should be mailed to: The Unified
         Funds, Taxable Money Market Fund, P.O. Box 640689, Cincinnati, Ohio 45264-0689. The Fund will charge a $15 fee against a shareholder's account for any check return for insufficient funds. The shareholder also will be responsible for any losses suffered by the Trust as a result.

o        A bank wire should be sent as outlined above.

o ACH (Automatic Clearing House) transactions should be established in advance by contacting the Fund's Transfer Agent at 1-800-408-4682. Allow at least two weeks for preparation before using ACH. ACH transactions are completed approximately two business days following the placement of the transfer order. ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to you by your employer or by the Social Security Administration.

o After an account is open, additional shares may be purchased by telephone order. Call theTransfer Agent at 1-800-408-4682 before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a given day to purchase shares at that day's price. Orders must be for $1,000 or more and may not be for an amount greater than twice the value of your existing account. Payment by check or wire must be received within three business days, or the order will be canceled and the shareholder will be responsible for any resulting loss to the Fund. Payment for telephone orders may NOT be mailed to the Transfer Agent's P.O. Box address, but must be mailed to: Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Payment must be accompanied by the order number given at the time the order is placed.

Other Purchase Information

         Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any other Unified fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                             HOW TO EXCHANGE SHARES

         As a shareholder in any of the Unified funds, you may exchange shares valued at $1,000 or more for shares of any other fund in the Trust. You may request an exchange by calling the Transfer Agent at 1-800-408-4682 if your existing account has authorized telephone redemption privileges, or by writing the Transfer Agent at: The Unified Funds c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by telecopy if you call the Transfer Agent first. Shares of the Fund selected must be registered for sale in your state of residence.

o The shares exchanged must have been registered in the shareholder's name for at least five days prior to the exchange request.
o If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
o An exchange of shares purchased by check will be delayed until the check has cleared and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 calendar days.

         Purchases into the Fund may be made by exchange through third parties, who may also perform subaccounting functions on behalf of shareholders.

         An exchange is made by selling shares of one fund and using the proceeds to buy shares of another fund, with the net asset value for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

         Before making an exchange, you should consider the investment objective of the fund to be purchased, and you should read its prospectus. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. The exchange privilege is designed to accommodate changes in your investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. The Trust reserves the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.
         By Mail - You may redeem any part of your account at no charge by mail. Your request should be addressed to:

              The Unified Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, IN  46206-6110

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange if you are requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record, or if you request the proceeds be sent to an address other than the address on record. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or he transfer agent, you may be required to furnish additional legal documents prior to redemption to insure proper authorization.

         By Telephone - You may redeem any part of your account by calling the Transfer Agent at 1-800-408-4682. You must complete the Telephone Privileges section of the account application. For existing accounts, call the Transfer Agent to obtain a form. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Check Writing - Shareholders of the Fund may write checks payable to any payee in any amount of $250 or more. You may present up to three checks per month for payment free of charge. Additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.

         In order to write checks against your account, the Check Writing Privileges section of the account application must be completed. For existing accounts, call the Transfer Agent at 1-800-408-4682. You should not use a check to close out your account with the Fund, because daily dividends will accrue until the check is presented for payment.

         Additional Information - If you are not certain of the requirements for a redemption, please call the Fund's transfer agent at 1-800-408-4682. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares on 30 days' written notice if the value of your shares is less than $1,000 ($500 for an IRA) due to shareholder redemptions. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated as of 12:00 noon (Eastern time) and at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund uses the amortized cost method for valuing securities, which normally approximates market value, and is intended to result in a constant NAV of $1.00 per share. Although every effort is made to maintain the NAV at $1.00 per share, there is no assurance that the $1.00 NAV will be maintained at all times.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

         Dividends   and   Distributions.   The   Fund   typically   distributes
substantially all of its net investment income daily. Dividends are automatically reinvested in additional shares unless you request cash distributions on your application or through a written request. If cash payments are requested, daily dividends will accumulate and be paid at the end of each month, as requested in writing.

         Taxes. In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. All income realized by the Fund will be taxable to the shareholder as ordinary income. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

         Unified Investment Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as investment adviser to the Fund. The adviser is responsible for the selection and ongoing monitoring of the securities in the investment portfolio of the Fund and managing the Fund's business affairs. The adviser was organized in December 1994, and is registered with the Securities and Exchange Commission as an investment adviser. The Fund's adviser is a wholly-owned subsidiary of Unified Financial Services, Inc.

         The adviser pays all of the operating expenses of the Fund except 12b-1 and Shareholder Servicing fees, brokerage, taxes, interest, and extraordinary expenses. The fees paid to the Adviser during the fiscal year ended September 30, 1999 by the Fund were 0.90%.

         Jack R. Orben has been responsible for the day-to-day management of the Fund since 1996. Mr. Orben has been the Chairman of Fiduciary Counsel, a registered investment adviser that manages approximately $450 million in assets, since 1979. Mr. Orben graduated from Tufts University in 1960, and has nearly 25 years of investment experience.

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

         The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund is authorized to incur distribution expenses at a maximum annual rate of 0.10% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         The Fund has adopted a Shareholder Services Plan, which is administered by Unified Fund Services, Inc. Under the plan, financial institutions, including brokers, may enter into shareholder service agreements with the Trust to provide administrative support services to their clients or customers who from time to time may be owners of record or beneficial owners of the shares of the Fund. In return for providing these support services, a financial institution may receive payments from the Fund at a rate not exceeding 0.15% of the average daily net assets of the shares beneficially owned by the financial institution's clients or customers for whom it is holder of record or with whom it has a servicing relationship. These administrative services may include, but are not limited to, the provision of personal services and maintenance of shareholder accounts.

         Other Arrangements. The Fund's adviser, distributor or administrator may also pay brokers or financial institutions a fee based upon the net asset value of the Fund shares beneficially owned by the broker's or financial institution's clients or customers. This fee is in addition to amounts paid under the Distribution Plan or the Services Plan. These payments will be made directly by the Fund's adviser, distributor and/or administrator from their own assets, will not be made from the assets of the Fund and are not an additional expense of the Fund.

         From time to time the Fund's distributor will purchase Fund shares on behalf of its clients and will be entitled to receive 12b-1 fees, shareholder servicing fees and other administrative fees described herein to the same extent as any other broker or financial institution.

                       OTHER INFORMATION ABOUT INVESTMENTS

         General. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in securities of other no-load mutual funds or repurchase agreements. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. The Fund may also invest in these securities for liquidity purposes.

         The investment objectives and strategies of the Fund may be changed without shareholder approval. Any such change may result in the Fund having an investment objective or employing strategies different from what you considered appropriate at the time of your investment.

         The Fund's adviser has established The Unified Funds University and Philanthropic Program (the "Program"), entitled "V.O.I.C.E."sm (Vision for Ongoing Investment in Charity and Education)sm pursuant to which the Adviser will make donations from its own income to certain accredited college or university endowments or general scholarship funds ("Eligible Institutions") designated by qualified shareholders. Philanthropic institutions outside of the area of education may be proposed by qualifying shareholders and may, at the sole discretion of the Adviser, be accepted for inclusion as an Eligible Institution.

         All Unified Funds shareholders maintaining an average annualized aggregate net asset value of $25,000 or more over the period of an entire calendar quarter ("Qualified Shareholders") will be qualified to designate one or more Eligible Institutions to receive a donation under the Program with respect to that period. A shareholder making an initial investment of $25,000 or more in Fund shares may designate one Eligible Institution on the V.O.I.C.E.sm Program Application. A shareholder making an initial investment of $1,000,000 or more (or maintaining that amount for an entire quarterly period) may designate one additional Eligible Institution for each $l,000,000 invested (or maintained for such period).

         The Adviser will donate, on a quarterly basis, from its own income an amount equal to 0.25% of the average daily aggregate net asset value of the shares owned by the Qualified Shareholder for the preceding quarterly period. This donation will be made on a quarterly basis for so long as the average daily aggregate net asset value of the shares owned by the Qualified Shareholder remains above $25,000 for the applicable quarterly period. Donations will be made by the Adviser in the name of the Qualified Shareholder to the Eligible Institution(s) designated by the Qualified Shareholder. However, while the donation will be made in the Qualified Shareholder's name, the Qualified Shareholder will not be entitled to any tax deductions for such donation.

         All Qualified Shareholders desiring to change their designated Eligible Institution(s) may do so twice a year, in January and July. If a Qualified Shareholder was entitled to designate, and did designate, more than one Eligible Institution, the amount donated will be allocated according to the percentages designated on the V.O.I.C.E.sm Program Application.

         Donations will be made by the Adviser from its own income and, therefore, will have no impact on the expenses or yield of the Funds. There can be no assurances that the Adviser will have income from which to make donations.

         The preceding information is only a summary of the V.O.I.C.E.sm Program and is qualified in its entirety by the more complete information available from the Adviser.

         Information about the V.O.I.C.E.sm Program, including applications to participate in the Program, may be obtained from the Adviser by calling 1-800-408-4682.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Unified Funds' annual report, which is available upon request.

The following table includes selected data for a share outstanding throughout each fiscal year or period ended September 30, and other performance information derived from the financial statements.

                                     Taxable      Taxable     Taxable        Taxable      Taxable
                                      Money        Money       Money          Money        Money
                                     Market        Market      Market         Market      Market
                                      Fund         Fund        Fund           Fund         Fund
                                      ----         ----        ----           ----         ----
                                      1999         1998         1997          1996        1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $1.00        $1.00       $ 1.00        $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.04         0.04         0.03          0.04         0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00          0.00         0.00         0.000
                                       ----         ----          ----        -----         -----
Total from investment  income .        0.04         0.04         0.03          0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.04)       (0.04)       (0.03)        (0.04)       (0.002)
                                      ------       ------       ------        ------       -------
Total from distributions.......       (0.04)       (0.04)       (0.03)        (0.04)       (0.002)
                                       -----        -----        -----         -----        ------


Net asset value at end of period   $   1.00     $   1.00     $   1.00      $    1.00       $1.00
                                   ========     ========     ========      =========       =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period .....  52,413,083   65,575,307    50,619,710    50,544,511    1,230,385

     Ratio of expenses to
          average net assets ..        1.15%        1.30%        1.44%         1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..         N/A         1.10%        1.12%         1.16%        0.47%
     Ratio of net investment
          Income to average net assets 3.81%        4.12%        3.86%         4.12%      (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets         N/A         4.33%        4.19%         4.21%        0.65%

     Portfolio turnover .......        0.00%        0.00%        0.00%         0.00%        0.00%



(a) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.

[BACK COVER PAGE]


                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds' policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

         Call the Funds at 1-800-408-4682 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds, or to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request, at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


Investment Company Act #811-8968

                                THE UNIFIED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2000



Starwood Strategic Fund           Select 30 Index Fund                        Select REIT Index Fund

Asset Allocation Fund             Select 500 Index Fund                       Select Bond Index Fund

Taxable Money Market Fund         Select 2000 Index Fund                      Select Internet Fund
                                  Select International Equity Index Fund      Select Money Market Fund


         This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of The Unified Funds dated February 1, 2000. This SAI incorporates by reference the financial statements and independent auditor's report from the Annual Report to Shareholders for the fiscal year ended September 30, 1999. A free copy of the Prospectus and Annual Report can be obtained by writing to The Unified Funds at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-800-408-4682.

                                TABLE OF CONTENTS


                                                                            Page


             Description of the Trust and the Funds..........................2
             Additional Information about Fund Investments and
                    Risk Considerations......................................4
             Investment Limitations.........................................13
             Investment Advisory Arrangements...............................17
             Trustees and Officers..........................................18
             Portfolio Transactions and Brokerage...........................19
             Distribution Plan..............................................19
             Shareholder Services Plan......................................20
             Purchase and Redemption........................................20
             Determination of Share Price...................................21
             Tax Status.....................................................21
             Performance Information........................................22
             Custodian......................................................24
             Transfer Agent, Fund Accounting Agent, and Administrator.......24
             Independent Accountants........................................24
             Distributor....................................................24
             Financial Statements...........................................25

DESCRIPTION OF THE TRUST AND THE FUNDS


         The Unified Funds (the "Trust") is an open-end, diversified, management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 19, 1997 (the "Trust Agreement"). The Trust is the successor entity to The Vintage Funds. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. There are eleven series currently authorized by the Trustees: Starwood Strategic Fund, Asset Allocation Fund, Taxable Money Market Fund, Select 30 Index Fund, Select 500 Index Fund, Select 2000 Index Fund, Select International Equity Index Fund, Select REIT Index Fund, Select Bond Index Fund, Select Internet Fund, and Select Money Market Fund (each a "Fund", and collectively the "Funds"). Prior to February 1, 2000, the Asset Allocation Fund was known as the First Lexington Balanced Fund.


         The Funds do not issue share certificates. All shares are hold in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         For other information concerning the purchase and redemption of shares of the Funds, see "How to Invest in the Funds" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. The Trust will, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications with other shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidations rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Funds is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Funds' shareholders.


         As of January 15, 2000 the following persons may be deemed to beneficially own five percent (5%) or more of the indicated Funds.


--------------------------------- ------------------------------- ------------------------------- -----------------------------
              Fund                             Name                          Address                    Percentage Owned
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Starwood Strategic                Charles   Schwab  &  Co,  Inc.  101 Montgomery St.              37.69%
                                  (omnibus accounts)              San Francisco, CA  94104
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  John V. Rowan, Jr.              14 Sutton Pl, South             9.45%
                                                                  New York, NY  10022
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Rosa C. Raveneau, IRA           2 Tudor City Pl, Apt 1CN        7.88%
                                                                  New York, NY  10017
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Unified  Financial   Services,  431 N. Pennsylvania St.         7.43%
                                  Inc.                            Indianapolis, IN  46204
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Asset Allocation                  Charles   Schwab  &  Co,  Inc.  101 Montgomery St.              23.49%
                                  (omnibus accounts)              San Francisco, CA  94104
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Unified  Financial   Services,  431 N. Pennsylvania St.         7.97%
                                  Inc.                            Indianapolis, IN  46204
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select 30 Index                   Kenneth R. Sostek               708 Courtland Cir.              18.70%
                                                                  Western Springs, IL  60558
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Ron Brusky                      941 W. Grant Dr.                18.45%
                                                                  Des Plaines, IL  60016
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Tommy C. Cheung                 4362 Via Majorca                9.75%
                                  Glenda T. Cheung                Cypress, CA  90630
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Michael Canney                  936 Roxbury Dr.                 17.11%
                                                                  Pasadena, CA  91104
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Gordon N. Schafer, DDS          2205 N. Cedar St.               8.16%
                                  Profit Sharing Plan             Holt, MI  48842
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Thomas E. Kaylor                70724 Lakeview Dr.              6.11%
                                                                  White Pigeon, MI  49099
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select 500 Index                  Vadim F. Shvets                 4316 Shelter Creek Ln.          9.19%
                                                                  San Bruno, CA  94066
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Harold P. Williams              1000 Mulberry Rd.               54.06%
                                                                  Martinsville, VA  24112
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Douglas V. Moser                8412 Saratoga Dr.               10.97%
                                                                  El Paso, TX  79912
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  John L. Blagman                 7608 Tidewater Trl.             10.91%
                                                                  Chance, VA  22438
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Charles P. Lallos               118 Hall Ave. #40               7.59%
                                  Alexandria Lallos               Meriden, CT  06450
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  James H. Balenger               2029 Springdale Dr.             7.28%
                                                                  Martinsburg, WV  25401
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select 2000 Index                 Ronald L. Kash                  5400 S. Iddings Rd.             45.50%
                                                                  West Milton, OH  45383
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Brian K. Larue                  5400 Dower House Rd.            24.36%
                                                                  Upper Marlboro, MD  20772
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  John L. Blagman                 7608 Tidewater Trl.             17.79%
                                                                  Chance, VA  22438
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Charles P. Lallos               118 Hall Ave. #40               12.35%
                                  Alexandria Lallos               Meriden, CT  06450
--------------------------------- ------------------------------- ------------------------------- -----------------------------


Select    International   Equity  Michael Rosenbloom              1730 N. Clark St., #1601        27.41%
Index                                                             Chicago, IL  60614
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  John L. Rich III                8814 Woodridge Dr.              26.76%
                                                                  Florence, KY  41042
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  John L. Blagman                 7608 Tidewater Trl.             17.07%
                                                                  Chance, VA  22438
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Dana Rich                       8814 Woodridge Dr.              14.21%
                                                                  Florence, KY  41042
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  James H. Balenger               2029 Springdale Dr.             11.47%
                                                                  Martinsburg, WV  25401
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select REIT Index                 Charles P. Lallos               118 Hall Ave. #40               100.00%
                                                                  Meriden, CT  06450
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select Internet                   Bob & Co.                       P.O. Box 1809                   10.91%
                                                                  Boston, MA  02105
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Michael L. Russell              1140 Elong Ln.                  10.44%
                                                                  Lexington, KY  40515
--------------------------------- ------------------------------- ------------------------------- -----------------------------
Select Internet (cont.)           Fiduciary Counsel, Inc.         36 W. 44th St., Suite 1310      8.58%
                                                                  New York, NY  10036
--------------------------------- ------------------------------- ------------------------------- -----------------------------
                                  Paul H. Buchanan                1137 Questover Cir.             5.98%
                                                                  Indianapolis, IN  46208
--------------------------------- ------------------------------- ------------------------------- -----------------------------



         As of January 15, 2000, the following persons may be deemed to control the indicated Funds as a result of beneficial ownership of the Funds.

         Starwood Strategic Fund - Charles Schwab & Co, Inc.

         Select 500 Index Fund - Harold P. Williams

         Select 2000 Index Fund - Ronald L. Kash

         Select International Equity Index Fund - Michael Rosenbloom; John L. Rich, III

         Select REIT Index Fund - Charles P. Lallos

         As of January 15, 2000, the officers and Trustees as a group beneficially owned 2.28% of The Asset Allocation Fund. The officers and Trustees as a group owned less than 1% of the remaining Funds.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investment the Fund may make and some of the techniques it may use.

Equity Securities

         The Funds (except the Taxable Money Market Fund, the Select Bond Index Fund and the Select Money Market Fund) may invest, when applicable to their investment objective, in equity securities, including common stocks, preferred stocks, convertible securities, warrants and rights, which may be denominated in U.S. dollars or in foreign currencies. Small capitalization issues and emerging growth company securities, in particular, may be subject to wider price fluctuations and may be more illiquid than the stock market as measured by popular indices. Equity securities include S&P Depository Receipts ("SPDRs"), DIAMONDS and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of SPDRs track the movement of the index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the DJIA.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of a Fund with equity securities in its portfolio will fluctuate.

Small Capitalization Companies

         The Select 2000 Index Fund will invest primarily, and the Select Internet Fund may invest extensively, in small capitalization companies. Companies with small market capitalization may experience higher growth rates and higher failure rates than do larger capitalization companies. Small capitalization companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Real Estate Investment Trusts ("REITs")

         The Select REIT Index Fund intends to invest primarily in REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages.

         Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

         Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Preferred Stocks

         Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Convertible Securities

         The Select 500 Index Fund and the Select 2000 Index Fund may invest up to 5% of their assets in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Funds may also elect to hold or trade convertible shares. In selecting convertible securities, a Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants


         The Starwood Strategic Fund, Asset Allocation Fund, Select 500 Index Fund and Select 2000 Index Fund may invest up to 5% of their assets in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.


Bank Instruments

         The Taxable Money Market Fund and the Select Money Market Fund may invest in time deposits (including savings deposits and certificates of deposit), deposit notes and bankers acceptances in commercial banks or savings associations whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured financial institutions or who have at least $100 million in capital. These instruments may also include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information.

Corporate Debt Obligations


         The Starwood Strategic Fund, Asset Allocation Fund, Select Bond Index Fund, Taxable Money Market Fund, and Select Money Market Fund may invest to varying extents in fixed rate corporate debt obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating interest rates. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

         Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Other Corporate Debt Obligations


         The Starwood Strategic Fund, Asset Allocation Fund, Select Bond Index Fund, Taxable Money Market Fund, and Select Money Market Fund may also invest in other corporate debt obligations, including those described below.


         Floating Rate Obligations. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

         Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

Mortgage-Backed Securities

         The Select Bond Index Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.

         The Fund may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market values of the securities are not guaranteed and may fluctuate.

         Zero Coupon Securities. The Select Bond Index Fund may invest in corporate zero coupon securities. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

Investments in Other Mutual Funds


         All of the Funds may invest to some extent in the securities of other open-end registered investment companies ("mutual funds"). The Asset Allocation Fund intends to invest principally in other mutual funds, and may invest up to 25% of its assets in any one mutual fund, and up to 100% of its assets in other mutual funds in general. The Starwood Strategic Fund and the Taxable Money Market Fund intend to invest incidentally in other mutual funds and may not invest more than 5% of their total assets in any one mutual fund, or more than 10% in mutual funds in general. The other Funds may invest up to 100% of their assets in other mutual funds. Each Index Fund will invest only in other mutual funds that attempt to replicate the Fund's respective index. The funds of the Trust, considered together, may not invest in more than 3% of the outstanding voting securities of any one mutual fund. The foregoing limitation is not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.


         The Trust believes that investing in other mutual funds will provide the Funds with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Funds could achieve by investing in individual securities. Each Fund will normally invest only in other mutual funds that do not impose up-front sales loads or deferred sales loads or redemption fees. If a Fund invests in a mutual fund that normally charges a sales load, it will use available sales load waivers and quantity discounts to eliminate the sales load. However, the Funds may invest in funds that have 12b-1 plans or shareholder services plans which permit the funds to pay certain distribution and other expenses from fund assets. To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. (For example, the Select Money Market Fund pays the Adviser a fee of 0.35% of its average net assets to manage its investment portfolio of other mutual funds, each of which pays its own investment adviser a fee to manage its own portfolio securities).

         The Funds are independent from any of the other mutual funds in which they invest and have little voice in or control over the investment practices, policies or decisions of those funds. If a Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. However, a mutual fund is not required to redeem any of its shares owned by another mutual fund in an amount exceeding 1% of the underlying fund's shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of another mutual fund's shares, the Fund may not be able to liquidate those shares in the event of adverse market conditions or other considerations.

Asset-Backed Securities

         The Taxable Money Market Fund and the Select Money Market Fund may invest in mortgage related asset-backed securities that are considered U.S. government securities. Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Foreign Securities

         The Select International Equity Index Fund will invest in foreign securities and the Starwood Strategic Fund, Asset Allocation Fund, Taxable Money Market Fund, and Select Money Market Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. The Taxable Money Market Fund and Select Money Market Fund may only invest in foreign securities that are denominated in U.S. dollars.

         Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation and nationalization, confiscatory taxation, reduced levels of government regulation of securities markets, currency fluctuations and restrictions on, and costs associated with, the exchange of currencies, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of a default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

         The Select International Equity Index Fund may invest in World Equity Benchmark Shares ("WEBS"). Each WEBS share represents a broad portfolio of publicly traded stocks in a selected country, through a WEBS Index Series currently covering selected equity markets. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") index. MSCI Indices are leading country index benchmarks, widely used by U.S. investors for their international investments.

         Currency Risks. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although each Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

         Foreign Currency Transactions. The Starwood Strategic Fund, Asset Allocation Fund, and Select International Equity Index Fund, when applicable to each Fund's investment objectives, may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

         The Funds listed above, when applicable to their investment objectives, may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The Select International Equity Index Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to each Fund's 15% limitation on illiquid securities.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Bank Instruments

         The Select Money Market Fund may invest in foreign bank instruments, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee Cds"), and Europaper. These instruments are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee Cds because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by a Fund's adviser in selecting investments for the Fund.

U.S. Government Obligations


         The Starwood Strategic Fund, Asset Allocation Fund, Taxable Money Market Fund, Select Bond Index Fund and Select Money Market Fund may invest in U.S. government obligations. These securities are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obligated to do so.

Repurchase Agreements

         Each Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with FIRSTAR Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

Options Transactions

         Each Fund (except the Taxable Money Market Fund and the Select Money Market Fund) may purchase put and call options, write (sell) covered put and call options on their respective stock indices and engage in related closing transactions. An option on a stock index gives the holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         To cover the potential obligations involved in writing option transactions, the Fund will either own a position opposite to the option or hold a portfolio of stocks substantially replicating the movement of the index or, to the extent the Fund does not own such a position or hold such a portfolio, will segregate with the Custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily. Risks associated with writing options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as exposure to an indeterminate liability. Risks associated with purchasing options include the loss of the premium if the option is not exercised. It is not the Adviser's intention to buy options for speculative purposes, or to write options on an uncovered or unhedged basis.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Options may fail as hedging techniques when price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Accordingly, successful use by each Fund of options on stock indices will be subject to the Adviser's ability to predict correct movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist.

         Each of the Funds, when applicable to its particular investment objective (except the Taxable Money Market Fund and Select Money Market Fund), may attempt to hedge all or a portion of its portfolio by buying put options on portfolio securities. The Funds may also write covered call options on portfolio securities to attempt to increase current income. Each Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

         Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets, and a wider range of expiration dates and exercise prices, than are exchange traded options. The Funds intend to treat OTC options as illiquid securities.

         Options on Securities  Indices.  Each Index Fund may purchase and write
(sell) call and put options on their respective securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the Custodian for the Fund.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

         Futures Contracts. The Select 500 Index Fund, Select 2000 Index Fund, and the Select International Equity Index Fund may invest up to 5% of their net assets in futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument or precious metal. Therefore, purchasing futures contracts tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Loans of Portfolio Securities

         Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's total assets.

Selling Securities Short

         The Starwood Strategic Fund may sell securities short. The Fund will effect short sales when it is believed that the price of a particular security will decline. A short sale involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

         When the Fund makes a short sale, it must deposit with the lender or maintain in a segregated account cash or government securities to collateralize its obligation to replace the borrowed securities which have been sold. The Fund may sell securities short only to the extent that would cause the amounts on deposit or segregated to equal 25% of the value of its total assets.

         The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale.

Temporary Investments

         All of the Funds may invest temporarily in cash or short-term money market instruments during times of unusual market conditions for defensive purposes, without limitation. These temporary investments may include direct obligation of the U.S. Treasury, discount notes of U.S. government agencies or instrumentalities, short-term corporate debt instruments, bank instruments, repurchase agreements, money market funds.

INVESTMENT LIMITATIONS - STARWOOD STRATEGIC FUND, ASSET ALLOCATION FUND, AND TAXABLE MONEY MARKET FUND


Fundamental. The investment limitations described below have been adopted by the
-------------
Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1.  Selling  Short  and  Buying  on  Margin.  The  Funds  will not sell
             -------  -----  ---  ------  --  -------
securities short or purchase securities on margin, except that (a) the Starwood Strategic Fund may sell securities short to the extent that would cause amounts on deposits or segregated as a result thereof to equal 25% of the value of its net assets, (b) the Funds (other than the Taxable Money Market Fund) may purchase securities on margin in connection with the purchase and sale of options, financial futures and options on financial futures, and (c) all Funds may obtain such short-term credits as are necessary for clearance of transactions.

         2. Issuing Senior  Securities and Borrowing  Money.  The Funds will not
            ---------------  ------------------------  ------
issue senior securities except as required by forward commitments to purchase securities or currencies and except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Funds (other than the Starwood Strategic Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Each Fund (other than the Starwood Strategic Fund) will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

         3. Pledging Assets. The Funds will not mortgage, pledge, or hypothecate
            ----------------
any assets except to secure permitted borrowings. In those cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of options, financial futures contracts and related options are not deemed to be a pledge.

         4.   Diversification   of  Investments.   With  respect  to  securities
              ---------------   --  ------------
comprising 75% of the value of its total assets (100% in the case of the Taxable Money Market Fund), each Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

         5.  Investing  in Real  Estate.  The  Funds  will not buy or sell  real
             ---------  -------  -------
estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         6.  Investing  in  Commodities.  The Funds  will not  purchase  or sell
             ---------  --  ------------
commodities, except that the Funds (other than the Taxable Money Market Fund) may purchase and sell financial futures contracts and related options. Further, the Funds may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes.

         7. Underwriting. The Funds will not underwrite any issue of securities,
            ------------
except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which a Fund may purchase pursuant to its investment objective, policies, and limitations.

         8.  Lending  Cash or  Securities.  Each  Fund  will not lend any of its
             -------  -------  -----------
assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.



         9. Concentration of Investments.  Each Fund will not invest 25% or more
            ------------------------------
of the value of its total assets in any one industry or in government securities of any one foreign country, except that (i) each Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) the Asset Allocation Fund may invest without limitation in other investment companies, and (iii) the Taxable Money Market Fund may invest without limitation in domestic bank instruments.



         10.  Investing in Securities of Other Investment  Companies.  Each Fund
              -------------------------------------------  ----------
will limit its investments in other investment companies to no more than 3% of the total outstanding voting securities of any one investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, except that the Asset Allocation Fund may invest of up to 25% of its total assets in any one investment company and up to 100% of its total assets in investment companies in general, subject to the other limitations described herein. The foregoing limitations are not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.


         11.  Dealing  in Puts and  Calls.  The Funds  will not deal in puts and
              -------  -----------  ------
calls, except that each Fund (other than the Taxable Money Market Fund) may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

         Non-Fundamental  Investment Limitations.  The following limitations may
         ---------------  -----------------------
be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

         1. Investing in Restricted  Securities.  Each Fund will not invest more
            -----------------------  -----------
than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

         2.  Investing  in Illiquid  Securities.  Each Fund will not invest more
             ---------  -----------  -----------
than 15% of the value of its net assets (10% in the case of the Taxable Money Market Funds) in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain foreign currency options, and certain securities not determined by the Trustees to be liquid.

         3. Investing in New Issuers.  Each Fund will not invest more than 5% of
            -------------------------
the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years. With respect to asset backed securities, the Funds will treat the originator of the asset pool as the company issuing the security for purposes of determining compliance with this limitation.

         4.  Investing  in Issuers  whose  Securities  are Owned by Officers and
             ---------  ----------  -----  ----------  -------------------------
Trustees.  Each Fund will not purchase or retain the securities of any issuer if
---------
the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

         5. Investing in Minerals. The Funds will not purchase or sell oil, gas,
            -----------------------
or other mineral exploration or development programs or leases, although they may purchase the securities of issuers which invest in or sponsor such programs.

         6.  Investing  in  Warrants.  Each Fund (other  than the Taxable  Money
             ---------  --  ---------
Market Fund) may invest up to 5% of its total assets in warrants, including those acquired in units or attached to other securities. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

INVESTMENT LIMITATIONS - SELECT 30 INDEX FUND, SELECT 500 INDEX FUND, SELECT 2000 INDEX FUND, SELECT INTERNATIONAL EQUITY INDEX FUND, SELECT REIT INDEX FUND, SELECT BOND INDEX FUND, SELECT INTERNET FUND, AND SELECT MONEY MARKET FUND

         Fundamental.  The  investment  limitations  described  below  have been
         ------------
adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Funds will not borrow money,  except (a) from a
            ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Funds will not issue senior securities.  This
            ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

         3.  Underwriting.  The Funds will not act as  underwriter of securities
             -------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate.  The Funds will not purchase or sell real estate.  This
            -------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities.  The Funds will not purchase or sell commodities unless
            ------------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Funds will not make loans to other persons, except (a) by
            ------
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7.  Concentration.  No Fund will invest 25% or more of its total assets
             --------------
in a particular industry, except the Select Internet Fund, which will invest more than 25% of its total assets in the Internet industry, and the Select REIT Index Fund, which will invest more than 25% of its total assets in the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental.  The  following  limitations  have been adopted by the
         ----------------
Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any
            ----------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2.  Borrowing.  No Fund will  purchase  any security  while  borrowings
             ----------
(including reverse repurchase agreements) representing more than 33% of its total assets are outstanding.

         3. Margin Purchases.  No Fund will purchase  securities or evidences of
            ------------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4.  Options.  No Fund will  purchase  or sell puts,  calls,  options or
             --------
straddles except as described in the Funds' Prospectus and Statement of Additional Information.

         5. Illiquid  Investments.  No Fund will invest more than 15% of its net
            ---------
assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price. Certain Rule 144A securities may be considered liquid; however the Funds have no present intention of investing in such securities.

         6.  Loans  of  Portfolio  Securities.  Each  Fund  may  lend  portfolio
             -----  --  ---------  -----------
securities up to 5% of the value of its total assets.


INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser

         The Trust's investment adviser is Unified Investment Advisers, Inc. (the "Adviser"). The Adviser is a wholly owned subsidiary of Unified Financial Services, Inc. Timothy L. Ashburn, Chairman of the Board and President of the Trust, is the Chairman of the Board and Chief Executive Officer of the Adviser. Thomas G. Napurano, Treasurer of the Trust, is the Executive Vice President and Chief Financial Officer of the Adviser. Carol J. Highsmith, Secretary of the Trust, is Secretary of the Adviser.

         Under the terms of the advisory agreement (the "Agreement"), the Adviser retains the right to use the name "Unified" and "Starwood" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Unified" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Sub-Adviser


         Health Financial, Inc. ("HFI") is the sub-adviser to the Asset Allocation Fund. HFI is a wholly owned subsidiary of Unified Financial Services, Inc.


Advisory Fees


         For their advisory services, the Adviser and Sub-Adviser receive an annual investment advisory fee as described in the Prospectus. Prior to February 2, 1998, the Adviser and Sub-Adviser were compensated under different arrangements. For the fiscal year ended September 30, 1999, the Starwood Strategic Fund, the Asset Allocation Fund, and the Taxable Money Market Fund paid advisory fees of $16,480; $42,534; and $505,473 respectively. For the fiscal year ended September 30, 1998, the Funds paid advisory fees of $$11,297; $43,637; and $420,622 respectively. For the fiscal year ended September 30, 1997, the Funds paid advisory fees of $5,778; $4,426; and $245,999 respectively.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below.

============================================= ==============================================================================
NAME, ADDRESS AND AGE                         POSITIONS WITH THE TRUST AND PRINCIPAL OCCUPATION
--------------------------------------------- ------------------------------------------------------------------------------
* Timothy L. Ashburn (49)                     Trustee (Chairman of the Board) and President of the Trust and of the
431 N. Pennsylvania St.                       Firstar Select Funds; Chairman of the Board and President, Unified
Indianapolis, IN 46204                        Investment Advisers, Inc. (December 1994 to present); Chairman of the Board,
                                              Unified    Corporation,    Unified Management Corporation and Unified
                                              Fund Services, Inc. (December 1989 to   present);    Trust   Division
                                              Manager and Senior Trust  Officer, Vine Street  Trust  Company  (July
                                              1991 to April 1994).
--------------------------------------------- ------------------------------------------------------------------------------
David Bottoms (60)                            Trustee of the Trust; President and Chief Executive Officer, Fiduciary
30 Wall Street                                Management Corporation (August 1997 to present); President and Chief
New York, NY 10005                            Executive Officer, Assets Corporation (August 1997 to present); Vice
                                              President,  CFA Asset (August 1997 to  present);  President,  Laidlaw
                                              Holdings  Asset  Management  (1992 through   August   1997);    Chief
                                              Executive    Officer   and   Chief Investment Officer,  Howe Rustling
                                              (a broker/dealer) (January 1996 to November 1996).
--------------------------------------------- ------------------------------------------------------------------------------
Daniel J. Condon (49)                         Trustee of the Trust and of the Firstar Select Funds; Vice President and
101 Carley Court                              Officer, International Crankshaft, Inc. (1990 to present); General Manager,
Georgetown, KY 40324                          Van Leer Container, Inc. (1998 to 1990).
--------------------------------------------- ------------------------------------------------------------------------------
Philip L. Conover (53)                        Trustee of the Trust and of the Firstar Select Funds; Private Investor and
8218 Cypress Hollow                           Financial Consultant; Adjunct Professor of Finance, University of South
Sarasota, FL  34238                           Florida (August 1994 to present); Managing Director and Chief Operating
                                              Officer,   Federal  Housing  Board (November  1990  to  April  1994);
                                              President and CEO,  Trustcorp Bank (February 1989 to November 1990).
--------------------------------------------- ------------------------------------------------------------------------------
John Hinkel (45)                              Trustee of the Trust; Partner, Fowler Measle & Bell (1986 to present).
300 W. Vine St.
Lexington, KY 40507
--------------------------------------------- ------------------------------------------------------------------------------
David E. LaBelle (50)                         Trustee of the Trust and of the Firstar Select Funds; Vice President of
5005 LBJ Freeway                              Compensation Benefits, Occidental Chemical Corporation (May 1993 to
Dallas, TX  76092                             present); Vice President Human Resources, Island Creek Coal Company (A
                                              subsidiary      of      Occidental Petroleum)(June   1990  to   April
                                              1993);     Director    of    Human Resources,   Occidental   Chemical
                                              Corporation  (March  1989  to  May 1990).
--------------------------------------------- ------------------------------------------------------------------------------
Thomas G. Napurano (58)                       Treasurer of the Trust and of the Firstar Select Funds; Chief Financial
431 N. Pennsylvania St.                       Officer, Unified Investment Advisers, Inc. (January 1995 to Present); Senior
Indianapolis, IN  46204                       Vice President and Chief Financial Officer of Unified Financial Services,
                                              Unified Management Corporation and Unified Fund Services, Inc.
--------------------------------------------- ------------------------------------------------------------------------------
Carol Highsmith (35)                          Secretary of the Trust and of the Firstar Select Funds; Secretary of Unified
431 N. Pennsylvania St.                       Investment Advisers, Inc. (October 1996 to present); employed by Unified
Indianapolis, IN 46204                        Fund Services, Inc. (November 1994 to present).
============================================= ==============================================================================

         *Unified Fund Services, Inc. is the Trust's transfer agent and administrator, and Unified Management Corporation is the Trust's principal underwriter. Unified Fund Services, Inc. and Unified Management Corporation are subsidiaries of Unified Financial Services, Inc. Mr. Ashburn may be deemed to be an "interested person" of the Trust, as defined in the Investment Company Act of 1940, because of his positions with Unified Financial Services, Inc. and its subsidiaries.

         Trustee fees are paid by the Adviser. The following table sets forth the Trustees' compensation for the fiscal year ended September 30, 1999

Name of Trustee                                       Total Compensation
---------------                                       ------------------

Timothy L. Ashburn                                          $0
David Bottoms                                               $7200
Daniel J. Condon                                            $10000
Philip L. Conover                                           $10000
John Hinkel                                                 $9600
David E. LaBelle                                            $10000

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or any other accounts over which the Adviser may exercise investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Consistent with the Rules of Fair Practice of the national Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         For the fiscal year ended September 30, 1999, the Starwood Strategic Fund and the Select Internet Fund paid $2115 and $783, respectively, to Unified Management Corporation, the Trust's Distributor, for effecting 100% of each Fund's commission transactions. For the fiscal years ended September 30, 1998 and September 30, 1997, the Starwood Strategic Fund paid $4,103 and $1,825 to the Distributor for effecting 100% of the Fund's commission transactions.

DISTRIBUTION PLAN

         Rule 12b-1 under the Investment Company Act of 1940 describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares.

         The Trust has adopted a Distribution Plan with respect to the Starwood Strategic Fund, Asset Allocation Fund, and Taxable Money Market Fund. Pursuant to this Plan, the Funds are authorized to incur distribution expenses including those incurred in connection with preparing and distributing sales literature and advertising, preparing, printing and distributing prospectuses and statements of additional information used for other than regulatory purposes or distribution to existing shareholders, implementing and operating the Plan, and compensating third parties for their distribution services. Distribution expenses attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among the Funds based on the relative size of their average net assets.


         Each Fund may expend annually up to 0.10% of the Fund's average daily net assets pursuant to the Plan. A report of the amounts so expended by each Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan may not be amended to increase materially the costs which any Fund may bear for distribution pursuant to the Plan without approval of the amendment by the shareholders of the affected Fund.

         The Board of Trustees expects that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of each Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

         During the fiscal year ended September 30, 1999, Unified Management Corporation, the Trust's distributor, spent $79,984 under the Distribution Plan. Of this amount, approximately $8870 was spent on printing and mailing marketing materials; $24,000 was spent on sales and marketing payroll; $16,000 was spent on sales related travel and entertainment expenses, and $31,114 was spent to compensate broker-dealers. The Trust's total reimbursement of the distributor was .10% of each Fund's average daily net assets, or $63,699.

SHAREHOLDER SERVICES PLAN


         The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Starwood Strategic Fund, Asset Allocation Fund, and Taxable Money Market Fund. Pursuant to the Services Plan, the Funds are authorized to incur annual expenses of up to 0.15% of their average daily net assets for administrative support services provided their shareholders. Such expenses may include costs and expenses incurred by third parties for administrative services to the Funds' shareholders, including answering shareholder inquiries, maintenance of shareholder accounts, performing sub-accounting, obtaining taxpayer identification number certificates from shareholders, personnel whose time is attributable to servicing the shareholders of the funds, and the provision of personal services to shareholders. For the fiscal year ended September 30, 1999, the Trust's Administrator, Unified Fund Services, Inc., received the following payments pursuant to the Services Plan: Starwood Strategic Fund, $1974; Asset Allocation Fund, $8478; and Taxable Money Market Fund, $84,245. For the fiscal year ended September 30, 1998, the Trust's Administrator received the following payments: Starwood Strategic Fund, $1,583; Asset Allocation Fund, $9,713; and Taxable Money Market Fund, $81,344. For the fiscal year ended September 30, 1997, the Administrator received the following payments: Starwood Strategic Fund, $1,158; Asset Allocation Fund, $2,337; and Taxable Money Market Fund, $74,009.

PURCHASE AND REDEMPTION

Terms of Purchase

         The Trust reserves the right to reject any purchase order and to change the amount of the minimum initial and subsequent investments in the Funds upon notice.

Reopening an Account

         A shareholder may reopen a closed account with a minimum investment of $1,000 without filing a new account application, during the calendar year the account is closed or during the following calendar year, provided that the information on the existing account application remains correct.

Brokers

         The Trust has authorized one or more brokers to accept purchase and redemption orders on behalf of the Funds. Authorized brokers are permitted to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker or the authorized broker's designee.

Redemption in Kind

         The Trust has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the particular Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the particular Fund. In this event, the securities would be valued in the same manner as the particular Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions

         The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed, (b) when trading in the markets the particular Fund normally uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the particular Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the particular Fund's shareholders.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time, on each day the Trust is open for business and on any other day on which there is sufficient trading in the Funds' securities to materially affect the net asset value. The net asset value of the Taxable Money Market Fund and the Select Money market Fund is also determined as of 12:00 noon (Eastern time) on such days. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

TAX STATUS

Status of the Funds

         The Funds intend to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Shareholders' Tax Status

         Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Depending on the composition of a Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. In general, dividend income of a Fund distributed to certain U.S. corporate shareholders will be eligible for the corporate dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by certain U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company.

         The foregoing tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by any Fund is eligible for the dividends received deduction available to corporations.

Capital Gains

         Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

Foreign Taxes

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

PERFORMANCE INFORMATION

         Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost.

         The Funds' investment performance will vary depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Funds' performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

Total Return

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

Where:            P =      a hypothetical $1,000 initial investment
                           T =      average annual total return
                           n =      number of years
                           ERV =  ending  redeemable  value  at  the  end of the
                           applicable   period   of  the   hypothetical   $1,000
                           investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The average annual total return of the Starwood Strategic Fund for the one year period ended September 30, 1999 was 31.79%. The average annual total return of the Asset Allocation Fund for the same period was 10.39%. The remainder of the Funds have less than one year of operating history. The average annual total return of the Starwood Strategic Fund for the period from inception through September 30, 1999 was 14.01%. The average annual total return of the Asset Allocation Fund for the period from inception through September 30, 1999 was 7.69%. The Select REIT Index Fund and the Select Bond Index Fund have no operating history. The total return for the period from inception through September 30, 1999 for the remaining Funds is as follows: Select Internet Fund, (8.00%); Select 30 Index Fund, (4.00%); Select 500 Index Fund, (1.80%); Select 2000 Index Fund, 1.00%; and Select International Equity Index Fund, (1.00%).


         The Funds may also periodically advertise the total return for its shares over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of shares) as of the end of a specified period. The "total return" for a Fund's shares refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

Yield

         The yield of a Fund's shares (other than the Taxable Money Market Fund and Select Money Market Fund) is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the net asset value per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

         The "yield" of a money market Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

         The annualized yield of the Taxable Money Market Fund for the seven-day period ended September 30, 1999 was 4.26%. The effective yield of the Taxable Money Market Fund for that seven-day period was 4.10%. The Select Money Market Fund has no performance history.

Performance Comparisons

         A comparison of the quoted non-standard performance of various investments is valid only if performance is calculated in the same manner. Because there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a particular Fund with the performance quoted with respect to other investment companies or types of investments.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc. and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a fund's risk. Rankings may be listed among one or more of the asset-size classes as determined by the independent ranking organization. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period, and asset size class, as applicable, for the ranking in question.

         In addition, a particular Fund's performance may be compared to unmanaged indices of securities that are comparable in their terms and intent to those in which the Fund invests such as the Dow Jones Industrial Average ("DJIA"), Standard & Poor's 500 Stock Index ("S&P 500"), the Lehman Brothers
Aggregate Bond Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley REIT Index, and the Consumer Price Index ("CPI"). The DJIA and S&P 500 are unmanaged indices widely regarded as representative of the equity market in general. The CPI is a commonly used measured of inflation.

         Marketing and other literature for the Funds may include a description of the potential risks and rewards associated with an investment in a particular Fund. The description may include a comparison of a particular Fund to broad categories of comparable funds in terms of potential risks and returns. The description may also compare a particular Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve loss of principal.

         The risks and rewards associated with an investment in bond or equity funds depend upon many factors. For fixed income funds these factors include, but are not limited to a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks and rewards associated with an investment in international bond or equity funds will also depend upon currency exchange rate fluctuation. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term fixed income funds. The same is true of domestic bond funds relative to international fixed income funds, and fixed income funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

CUSTODIAN

         FIRSTAR Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 ("Custodian") serves as the custodian for each of the Funds. As Custodian, Firstar Bank acts as the Funds' depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties. General correspondence to the Custodian, such as for IRA information, etc., should be addressed to: FIRSTAR Bank, P.O. Box 1038 Location 6118, Cincinnati, Ohio 45201. When Fund purchases or deposits require delivery directly to the Custodian, those correspondences should be addressed to: The Unified Funds, [name of specific Fund in which you are purchasing shares], P.O. Box 640689, Cincinnati, Ohio, 45264-0689.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR


         Unified Fund Services, Inc. ("Unified"), P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the transfer agent, fund accounting agent and administrator for the Trust under the terms of a Mutual Fund Services Agreement. As transfer agent, Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Unified receives a monthly fee at an annual rate of .0675% of the net assets of the Starwood Strategic Fund, .025% of the net assets of the Asset Allocation Fund and the Taxable Money Market Fund, and .040% of the net assets of each of the remaining Funds. As administrator, Unified manages the Trust's business affairs, and provides other administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives a monthly fee at an annual rate of .30% of the net assets of the Starwood Strategic Fund, .135% of the net assets of the Asset Allocation Fund and the Taxable Money Market Fund, and .040% of the net assets of each of the remaining Funds. Unified also provides fund accounting services to the Funds, including maintaining the Funds' accounts, books and records and calculating the daily net asset value. For these services, Unified receives a monthly fee at an annual rate of .0675% of the net assets of the Starwood Strategic Fund, .025% of the net assets of the Asset Allocation Fund and the Taxable Money Market Fund, and .040% of the net assets of each of the remaining Funds. For the fiscal year ended September 30, 1997, Unified received $77,458 and $14,733 from the Funds for its services as administrator and fund accounting agent, respectively. For the fiscal year ended September 30, 1998, Unified received $29,255 and $5,574 from the Funds and $$61,710 and $11,658 from the Adviser for these services. For the fiscal year ended September 30, 1999, Unified received $$89,334 and $16,924 from the Adviser for these services. Unified Fund Services, Unified Investment Advisers, and Unified Management Corporation are wholly owned subsidiaries of Unified Financial Services, Inc. Timothy L. Ashburn, President and a Trustee of the Funds; Thomas G. Napurano, Treasurer of the Funds; and Carol J. Highsmith, Secretary of the Funds are affiliates of Unified Fund Services, Inc.


INDEPENDENT ACCOUNTANTS

         The firm of McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, OH 44145, has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 2000. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR


         Unified Management Corporation, 431 N. Pennsylvania St., Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Funds. Timothy L. Ashburn, President and a Trustee of the Funds, and Thomas G. Napurano, Treasurer of the Funds, are affiliates of the Distributor. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


FINANCIAL STATEMENTS

         The financial information required to be included in this Statement of Additional Information is incorporated herein by reference to the Trust's Annual Report to Shareholders dated September 30, 1999. The Trust will provide the Annual Report without charge at written or telephone request.

PART C.  OTHER INFORMATION
-------  -----------------


Item 23. Exhibits
-----------------

               (a)  Articles of  Incorporation.

                    (1) Copy of Registrant's  Agreement and  Declaration of
                        Trust, which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Amendment #1 to Registrant's Agreement and Declaration
                        of Trust is filed herewith.

                    (3) Certificate and Resolutions regarding Amendment #2 to
                        Registrant's Agreement and Declaration of Trust is filed herewith.

               (b) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (c)  Instruments Defining Rights of Security Holders. - None.

               (d)  Investment   Advisory   Contracts.

                    (1) Copy of Registrant's Management Agreement with its
                        Adviser, Unified Investment Advisers, Inc., which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Copy of the Investment Sub-Advisory Agreement between
                        Unified Investment Advisers, Inc. and Health Financial, Inc., which was filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (e)  Underwriting  Contracts.

                    (1) Copy of Registrant's Distribution Agreement with Unified
                        Management Corporation, which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Copy of Registrant's form of Dealer Agreement, which was
                        filed   as  an  Exhibit  to  Post-Effective Amendment
                        No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (f)  Bonus or Profit Sharing Contracts. - None.

               (g) Custodian Agreements. Copy of Registrant's Agreement with the Custodian, Firstar Bank, N.A., which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (h)  Other Material Contracts. - None.

               (i)  Legal  Opinion.

                    (1) Opinion of Brown, Cummins & Brown Co., L.P.A. which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Consent of Brown, Cummins & Brown Co., L.P.A. is filed herewith.

               (j) Other Opinions. Consent of independent public accountants is filed herewith.

               (k)  Omitted Financial Statements. - None.

               (l) Initial Capital Agreements. Subscription Agreement between the Registrant and Unified Investment Advisers, Inc., which was filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (m)  Rule 12b-1 Plan.

                    (1) Copy of 12b-1 Distribution Expense Plan, which was filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Form of Distribution Agreement pursuant to the
                        Distribution Plan, which was filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

               (n)  Financial Data Schedule. - None.

               (o)  Rule 18f-3 Plan - None.

               (p)  Power of Attorney.

                    (1) Power of Attorney for Registrant and Certificate with respect thereto, which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.

                    (2) Powers of Attorney for the Trustees and Officers, which was filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, is hereby incorporated by reference.



Item 24. Persons Controlled by or Under Common Control with the Registrant
--------------------------------------------------------------------------
         None.


Item 25. Indemnification
------------------------

         Reference is hereby made to Section 6 of the Registrant's Declaration of Trust (filed as Exhibit 1 to this Registration Statement), which contains provisions regarding the indemnification by the Registrant of its Trustees, officers, employees and agents under certain circumstances.

         The Distribution Agreement (Exhibit 6) provides for indemnification of Unified Management Corporation by the Registrant for certain civil liabilities, including certain liabilities under the Securities Act of 1933. In addition, the Mutual Fund Services Agreement (Exhibit 9(a)) provides for the indemnification of Unified Fund Services, Inc. by the Registrant under certain circumstances.


         Pursuant to the terms of the Distribution Agreement, the Trust will indemnify, defend and hold harmless Unified Management Corporation (the "Distributor"), its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof ("Blue Sky Application"), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of
Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein.


         The  foregoing   indemnification   arrangements   are  subject  to  the
provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant maintains an insurance policy which insures its Trustees and officers against certain civil liabilities.


Item 26.  Business and Other Connections of Investment Adviser
--------- ----------------------------------------------------

         Incorporated herein by reference is the information under the captions "Management of the Funds" in the Prospectus, and under the caption "Investment Advisory Arrangements" in the Statement of Additional Information, incorporated by reference into Parts A and B, respectively, of this Registration Statement.

         Incorporated herein by reference are (a) the descriptions of the businesses of Unified Fund Services, Inc. under the caption "Transfer Agent, Fund Accounting Agent, and Administrator" and Health Financial, Inc. under the caption "Management of the Funds" in the Prospectus, incorporated by reference into Part A of this Registration Statement and (b) the biographical information pertaining to Timothy L. Ashburn, Thomas G. Napurano, Andrew E. Beer, Jack R. Orben and Gregory W. Kasten under the captions "Management of the Funds" in the Prospectus, and under the captions "Investment Advisory Arrangements" and Trustees and Officers" in the Statement of Additional Information, incorporated by reference into Parts A and B, respectively, of this Registration Statement.

         For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Unified Investment Advisers, Inc., reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-48493).

         For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Health Financial, Inc., reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-29028).


Item 27. Principal Underwriters
-------- ----------------------

                  (a) Unified Management Corporation, the Registrant's distributor, acts as distributor for the following funds:

         Industry Leaders Fund              The Julius Baer Investment Funds
         104 Summit Ave.                    330 Madison Ave.
         Summit, NJ  07902                  New York, NY  10017

         Labrador Mutual Fund               Milestone Funds
         2344 Corte De La Jara              1 Executive Blvd.
         Pleasanton, CA  94566              Yonkers, NY  10701

         Lindbergh Funds                    Securities Management & Timing Funds
         5520 Telegraph Road #204           620 Woodmere Ave. Suite B
         St. Louis, MO  63129               Traverse City, MI  49686

         Sparrow Funds                      Firstar Select Funds
         225 S. Meramec Ave., Suite 732     431 N. Pennsylvania St.
         St. Louis, MO  63105               Indianapolis, IN  46204

         The Unified Funds                  Regional Opportunity Fund
         431 N. Pennsylvania St.            700 W. Pete Rose Way
         Indianapolis, IN  46204            Longworth Hall Suite 127
                                            Cincinnati, OH  45203

                  (b) Information with respect to each director and officer of Unified Management Corporation is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-23508).

                  (c)      Not applicable.



Item 28. Location of Accounts and Records
-------  ---------------------------------

                  Unified Fund Services, Inc.
                  431 N. Pennsylvania Street
                  Indianapolis, IN  46204

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-1(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

                  Firstar Bank, N.A.
                  425 Walnut Street
                  Cincinnati, OH  45202

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-1(b)(3).

                  Unified Management Corporation
                  431 N. Pennsylvania Street
                  Indianapolis, IN  46204

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d).

                  Unified Investment Advisers, Inc.
                  431 N. Pennsylvania Street
                  Indianapolis, IN  46204

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-1(f).

Item 29. Management Services
----------------------------

                  None.

Item 30. Undertakings
---------------------

                  None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485 (b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, and State of Indiana, on the 1st day of March, 2000.



                                  THE UNIFIED FUNDS


                                  By /s/ Carol J. Highsmith

                                       Carol J. Highsmith
                                       Secretary





    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on March 1, 2000.




Signature                                 Title


                 *                        Trustee, Chairman of the Board
Timothy L. Ashburn                        and President
                                          (principal executive officer)


 /s/Thomas G. Napurano                    Treasurer
Thomas G. Napurano                        (principal financial officer
                                          and principal accounting officer)



                 *                        Trustee
Daniel J. Condon


                 *                        Trustee
David E. LaBelle


                 *                        Trustee
Philip L. Conover


                 *                        Trustee
David Bottoms


                 *                        Trustee
John Hinkel

*  By /s/ Carol J. Highsmith
    Carol J. Highsmith
    Attorney-in-Fact

                                  EXHIBIT INDEX

                                                                         PAGE

1.       Consent of Brown, Cummins & Brown Co., L.P.A.................EX-99.23.i

2.       Consent of McCurdy & Associates, CPA's, Inc..................EX-99.23.j

3.       Amendment #1 to Agreement and Declaration of Trust.........EX-99.23.a.1

4.       Amendment #2 to Agreement and Declaration of Trust.........EX-99.23.a.2